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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARBUTUS BIOPHARMA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974
(267) 469-0914

April 23, 2019

Dear Shareholder:

        You are cordially invited to attend Arbutus Biopharma Corporation's 2019 Annual General Meeting of Shareholders to be held on Wednesday, May 22, 2019 (the "Meeting"). Arbutus will hold this year's Meeting at 100-8900 Glenlyon Parkway, Burnaby, British Columbia beginning at 2:00pm (Pacific Daylight Time).

        The enclosed Notice and Management Proxy Circular and Proxy Statement describe the matters to be presented at the Meeting.

        Whether or not you plan to attend the Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

        We look forward to seeing you at the Meeting.

Sincerely,

Frank Torti, M.D. Chairman of the Board of Directors

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974
(267) 469-0914

NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 22, 2019

Dear Shareholders of Arbutus Biopharma Corporation:

        NOTICE IS HEREBY GIVEN that the 2019 Annual General Meeting of Shareholders (the "Meeting") of Arbutus Biopharma Corporation, a British Columbia corporation ("Arbutus"), will be held on Wednesday, May 22, 2019 at 2:00 pm (Pacific Daylight Time) at Arbutus' Canadian office located at 100-8900 Glenlyon Parkway, Burnaby, British Columbia in Vancouver, British Columbia, for the following purposes:

1.
RECEIVE ANNUAL FINANCIAL STATEMENTS. To receive the audited consolidated financial statements of Arbutus for the year ended December 31, 2018 and the report of the independent registered public accounting firm thereon;

2.
ELECTION OF DIRECTORS. To elect the seven director nominees of Arbutus named in the accompanying Management Proxy Circular and Proxy Statement to serve until the 2020 Annual General Meeting of Shareholders or until their qualified successors have been duly elected or appointed;

3.
APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To approve the appointment of Ernst & Young LLP as Arbutus' independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.
ANY OTHER BUSINESS. To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof.

        The foregoing matters are more fully described in the accompanying Management Proxy Circular and Proxy Statement. We recommend that Arbutus shareholders vote FOR the matters listed above.

        Arbutus' Board of Directors has fixed the close of business on Wednesday, April 17, 2019 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournments or postponements thereof. The Meeting may be adjourned or postponed from time to time without notice other than by announcement at the Meeting.

        Your vote is important. Even if you plan to attend the Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About the Proxy Materials and Voting" section of the accompanying Management Proxy Circular and Proxy Statement and your enclosed proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS

Frank Torti, M.D., Chairman of the Board of Directors
April 23, 2019

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974
(267) 469-0914

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 22, 2019

        This Management Proxy Circular and Proxy Statement ("Proxy Statement/Circular") is furnished in connection with the solicitation of proxies by the management of Arbutus Biopharma Corporation, a British Columbia corporation, for use at the 2019 Annual General Meeting of Shareholders, or at any adjournments or postponements thereof (the "Meeting"), to be held on Wednesday, May 22, 2019 at the time and place and for the purposes set forth in the accompanying Notice of the Meeting. This Proxy Statement/Circular and form of proxy were first mailed to Arbutus common shareholders ("Shareholders") on or about April 30, 2019.

        In this Proxy Statement/Circular, references to "the Company," "Arbutus," "we," and "our" refer to Arbutus Biopharma Corporation and its consolidated subsidiaries, unless the context indicates otherwise. "Common Shares" means common shares without par value in the capital of the Company. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement/Circular are as of December 31, 2018.

        Whether or not you plan to attend the Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Meeting and vote your Common Shares in person if you wish. Please note, however, that if your Common Shares are held of record by an intermediary or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your intermediary or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement/Circular.

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2019: We are delivering to all Shareholders paper copies of all proxy materials. In addition, a complete set of proxy materials relating to the Meeting is available on the Internet. These materials, consisting of the Notice of Annual General Meeting of Shareholders and Proxy Statement/Circular, our Annual Report for the year ended December 31, 2018 and proxy card, are available at https://astvotemyproxy.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why did I receive this Proxy Statement/Circular?

        Our Board of Directors (the "Board or Directors" or "Board") is soliciting your proxy to vote at the Meeting, which will be held at Arbutus' Canadian office located at 100-8900 Glenlyon Parkway, Burnaby, British Columbia, on Wednesday, May 22, 2019, at 2:00 pm (Pacific Daylight Time). You received this Proxy Statement/Circular because you owned Common Shares at the close of business on Wednesday, April 17, 2019 (the "Record Date"), and that entitles you to vote at the Meeting. This Proxy Statement/Circular contains important information about the matters to be voted on at the Meeting and about Arbutus. As many of our Shareholders may be unable to attend the Meeting in person, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Meeting. References in this Proxy Statement/Circular to the Meeting include any adjournments or postponements of the Meeting.

What is included in the Proxy Statement/Circular?

        The proxy materials include:

  •
  the Notice of 2019 Annual General Meeting of Shareholders and Proxy Statement/Circular;

  •
  our 2018 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2018 (the "Annual Report") that accompanies these materials; and

  •
  a proxy or voting instruction card that accompanies these materials.

What information is contained in this Proxy Statement/Circular and Arbutus' Annual Report?

        The information in this Proxy Statement/Circular relates to the proposals to be voted on at the Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the U.S. Securities and Exchange Commission ("SEC").

How can I access the proxy materials over the Internet?

        The proxy or voting instruction card that accompanied these materials contains instructions on how to:

  •
  view the proxy materials for the Meeting on the Internet and vote your shares; and

  •
  instruct us to send our future proxy materials to you electronically by email.

        Our proxy materials are also available at https://astvotemyproxy.com.

        Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

What items of business will be voted on at the Meeting?

        At the Meeting, you will be asked to vote on the following proposals:

  (1)
  Proposal No. 1: To elect seven director nominees named in this Proxy Statement/Circular to serve until the 2020 Annual General Meeting of Shareholders or until their qualified successors have been duly elected or appointed; and

  (2)
  Proposal No. 2: To approve the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

        See the "Proposals" section of this Proxy Statement/Circular for information on these proposals. We will also consider any other business that is properly brought before the Meeting or any adjournments or postponements thereof. See "What happens if additional matters are presented at the Meeting?" below.

How does the Board of Directors recommend that I vote?

        Our Board of Directors recommends that each Common Shareholder vote their Common Shares as follows:

Board Recommendation
Proposal No. 1:	The election of seven director nominees named in this Proxy Statement/Circular to serve until the 2020 Annual General Meeting of Shareholders or until their qualified successors have been duly elected or appointed.	FOR all
Proposal No. 2:	The approval of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	FOR

What happens if additional matters are presented at the Meeting?

        Other than the two items of business described in this Proxy Statement/Circular, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders, Mark J. Murray, Ph.D. and Elizabeth Howard, Ph.D., J.D., or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

        Only holders of Common Shares as of the close of business on the Record Date are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement/Circular and the accompanying proxy card.

        At the close of business on the Record Date, 56,850,172 Common Shares of Arbutus were issued and outstanding. Each Common Shareholder is entitled to one vote per Common Share held on all matters to come before the Meeting. The Company's preferred shares are non-voting. Common Shares are the only securities of the Company that will have voting rights at the Meeting. Cumulative voting for directors is not permitted.

How do I vote?

        The voting process is different depending on whether you are a registered or beneficial Shareholder:

  •
  You are a registered Shareholder if your Common Shares are registered in your name;

  •
  You are a beneficial Shareholder if your shares are held on your behalf by an Intermediary (as defined below). This means the shares are registered in your Intermediary's name, and you are the beneficial owner.

  •
  "Intermediaries" refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.

How can I vote if I am a registered Shareholder?

        If you are a registered Shareholder, you may vote in person at the Meeting or by proxy whether or not you attend the Meeting in person.

  •
  To vote over the Internet, go to www.astvotemyproxy.com and follow the online voting instructions and refer to your holder account number and control number provided on the enclosed proxy card. Internet voting is available 24 hours a day.

  •
  To vote in person at the Meeting, please come to the Meeting with personal identification and proof of ownership and we will give you an attendance card when you arrive.

  •
  To vote by mail, you must request a paper copy of the proxy materials with an enclosed proxy card; please promptly complete, sign and return your proxy card to our transfer agent ensure that it is received prior to the closing of the polls at the Meeting: AST Trust Company (Canada): PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC, V6E 3X1.

  •
  To vote by telephone, call 1-888-489-5760 (toll free in North America) and follow the instructions and refer to your holder account number and control number provided on the proxy card.

  •
  To vote by facsimile, fax your completed and signed proxy card to 1-866-781-3111 (toll free in North America) or 1-416-368-2502.

  •
  To vote by email, send your completed and signed proxy card to proxyvote@astfinancial.com.

        In each case, the vote must be submitted no later than 24 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.

How can I vote if I am a beneficial Shareholder?

        The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Beneficial Shareholders should note that in order to vote in person at the Meeting, you must request in writing that your Intermediary send you a legal proxy which would enable you to attend the Meeting and vote your Common Shares.

        If your Common Shares are listed in an account statement provided to you by an Intermediary, then in almost all cases your Common Shares will not be registered in your name on the records of Arbutus. In such circumstances your Common Shares will likely be registered under the name of your Intermediary or an agent of your Intermediary. In the United States, the vast majority of such Common Shares of Arbutus are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).

        Intermediaries are required to seek voting instructions from beneficial Shareholders in advance of Shareholders' meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients.

        The Proxy Statement/Circular is being sent to both registered Shareholders and beneficial Shareholders. There are two kinds of beneficial Shareholders—those who object to their names being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners), and those who do not object (called NOBOs for Non-Objecting Beneficial Owners).

        Arbutus is taking advantage of National Instrument 54-101—Communications with Beneficial Owners of Securities of a Reporting Issuer, which permits it to deliver proxy-related materials indirectly to its NOBOs and OBOs. As a result, if you are a NOBO or OBO you can expect to receive Meeting materials from your Intermediary via Broadridge Financial Solutions Inc. ("Broadridge"), including a voting information form ("VIF"). If you receive a VIF, you should follow the instructions in the VIF to ensure that your Common Shares are voted at the Meeting. The VIF or form of proxy will name the same individuals as Arbutus' proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Shareholder of Arbutus) other than the individuals designated in the VIF, to represent you at the Meeting. To exercise this right, you should insert the name of your desired representative in the blank space provided in the VIF. The completed VIF must then be returned in accordance with the instructions in the VIF. Broadridge then tabulates the results of all instructions received and completed in accordance with the instructions provided in the VIF and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a VIF from Broadridge, you cannot use it to vote Common Shares directly at the Meeting—the VIF must be completed and returned in accordance with its instructions, and by the deadline prescribed in the instructions, in order to have your Common Shares voted.

        Although as a beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you, may attend at the Meeting as proxyholder for your Intermediary and vote your Common Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Common Shares as proxyholder for your Intermediary, or to have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the VIF provided to you and return the same in accordance with the deadlines and instructions provided in the VIF, well in advance of the Meeting.

        These proxy materials are being sent to both registered and beneficial Shareholders. If you are a beneficial Shareholder, and Arbutus or its agent has sent these materials to you, your name and address and information about your holdings of Common Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

How can I vote if I am a corporate Shareholder?

        In order to be entitled to vote or to have its shares voted at the Meeting, a Shareholder that is a corporation (a "Corporate Shareholder") must either (a) attach a certified copy of the directors' resolution authorizing a representative to attend the Meeting on the Corporate Shareholder's behalf, or (b) attach a certified copy of the directors' resolution authorizing the completion and delivery of the proxy.

Can I change my vote or revoke my proxy?

        In addition to revocation in any other manner permitted by law, if you are a registered Shareholder and you wish to revoke your proxy, you may do so by depositing a written instrument to that effect and delivering it to AST Trust Company (Canada) PO Box 721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery) or to the address of the registered office of Arbutus at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been given has been taken.

        If you are a registered Shareholder and you wish to revoke your proxy by providing a written instrument to such effect, such written instrument must be executed in writing by you or your legal personal representative or trustee in bankruptcy, or, if you are a corporation that is a registered Shareholder, by the corporation or a representative of the corporation appointed in accordance with the Articles of Arbutus.

        Beneficial Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their Intermediaries to change the vote and, if necessary, revoke their proxy.

        Note that for both registered and beneficial Shareholders, attendance at the Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote in person at the Meeting.

Is my vote confidential?

        Proxy instructions, ballots, and voting tabulations that identify individual Shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a "broker non-vote"?

        If you are a beneficial Shareholder of Common Shares held by an Intermediary and you do not provide your Intermediary with voting instructions, your shares may constitute "broker non-votes". Broker non-votes occur on a matter when the Intermediary or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial Shareholder and instructions are not given. These matters are referred to as "non-routine" matters.

        Proposal No. 1 is considered a non-routine matter, while Proposal No. 2 to approve the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019 is considered a "routine" matter. Therefore, if you are a beneficial Shareholder of Common Shares held in the name of an Intermediary and do not provide voting instructions, your shares will not be voted on Proposal No. 1 and a broker non-vote will occur on this matter. In tabulating the voting result for any particular proposal, Common Shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained. Because Proposal No. 2 is a "routine" matter, an Intermediary will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.

How many shares must be present or represented to conduct business at the Meeting?

        To transact business at the Meeting, a quorum of Common Shares must be present either in person or by proxy. Under the Company's Articles, as amended, a quorum for the transaction of business at the Meeting is at least two people who are, or who represent by proxy, one or more Shareholders who, in the aggregate, hold at least 33 1/3% of the issued Common Shares entitled to be voted at the Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

What vote is required in order to approve each proposal?

  •
  Proposal No. 1: Election of Directors.  Votes may be cast: FOR a particular nominee or WITHOLD with respect to a particular nominee. Under Arbutus' majority voting policy each director nominee must receive more "FOR" votes than "WITHHOLD" votes in order for their appointment to be immediately approved. In an uncontested election, any nominee who receives a greater number of "WITHHOLD" votes from his or her election than votes "FOR" such election is required to tender his or her resignation to our Board of Directors promptly following the vote. The Board of Directors (excluding any director that has tendered a resignation) will consider the director's offer to resign and decide whether or not to accept it within 90 days of receiving the final voting results of the Meeting. Arbutus' majority voting policy is more fully described below under "Statement on Corporate Governance—Director Election and Majority Voting Policy". Broker non-votes and abstentions will have no effect on the outcome of this proposal.

  •
  Proposal No. 2: Approval of the appointment of Ernst & Young LLP as our independent registered public accounting for the fiscal year ending December 31, 2019.  Votes may be cast: FOR, WITHHOLD or ABSTAIN. The approval of this Proposal No. 2 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 2. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes will not occur in connection with this proposal because Intermediaries have discretionary voting authority to vote shares on the approval of independent registered public accounting firms under stock exchange rules without specific instructions from the Beneficial Shareholders.

What is the effect if I do not cast my vote?

        If a Registered Shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Meeting. If a Beneficial Shareholder does not instruct its Intermediary on how to vote on any of the items of business at the Meeting, the Intermediary has discretionary authority to vote the Beneficial Shareholder's shares on Proposal No. 2, but the Intermediary does not have discretionary authority to vote the Beneficial Shareholder's shares on Proposal No. 1 or any unusual item, so a "broker non-vote" will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Common Shares represented by such broker "non-votes" will, however, be counted in determining whether there is a quorum for the Meeting. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained. Because Proposal No. 2 is a "routine" matter, an Intermediary or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter. If you have further questions on this issue, please contact your Intermediary or Arbutus (as provided below).

How will proxies be exercised?

        The Common Shares represented by proxy will be voted or withheld from voting in accordance with your instructions. With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Meeting, the Common Shares will be voted by a proxyholder in his or her sole discretion.

        Where you submit a proxy card but do not specify a vote on a Proposal shown in the Proxy Statement/Circular, a nominee of management acting as proxyholder will vote the Common Shares as if you had specified a vote "FOR" the Proposal.

What does it mean if I receive more than one set of proxy materials?

        This means that you own Common Shares that are registered under different accounts. For example, you may own some Common Shares directly as a Registered Shareholder and other Common Shares as a Beneficial Shareholder through an Intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Common Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email by following the instructions on your proxy materials.

How do I appoint a proxyholder?

        The individuals named in the proxy card are directors or officers of Arbutus. If you are a Shareholder entitled to vote at the Meeting, you have the right to appoint a person or company other than the designees of management named in the proxy card, who need not be a Shareholder, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder's name in the space provided in the proxy card, sign and date and return the proxy card in accordance with the instructions set out in the proxy card.

        The only methods by which you may appoint a person as proxyholder are by submitting a proxy card by mail, hand delivery or fax.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

        The solicitation of proxies will be primarily by mail, but Arbutus' directors, officers and regular employees may also solicit proxies personally or by telephone. We will not pay our directors, officers or employees any additional compensation for these services. Arbutus will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. Arbutus has arranged for Intermediaries to forward the Meeting materials to Beneficial Shareholders of Arbutus held of record by those Intermediaries and Arbutus may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.

Who will count the votes?

        Votes will be counted by the scrutineer appointed for the Meeting.

What if amendments are made to the Proposals or if other matters are brought before the Meeting?

        With respect to any amendments or variations in any of the Proposals shown in the Proxy Statement/Circular, or any other matters which may properly come before the Meeting, the Common Shares will be voted by the appointed proxyholder as he or she in his or her sole discretion sees fit.

        As of the date of this Proxy Statement/Circular, our Board of Directors is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to our Board of Directors should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

How can I find out the results of the voting at the Meeting?

        Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within four business days of the Meeting.

How can I attend the Meeting?

        You are entitled to attend the Meeting only if you were a Registered Shareholder of Arbutus as of the Record Date, or you hold a valid legal proxy from a Registered Shareholder for attending or voting at the Meeting. You must present valid government-issued photo identification, such as a driver's license or passport, for admittance. If you are not a Registered Shareholder but hold shares as a Beneficial Shareholder, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your Intermediary, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Meeting.

        Please let us know if you plan to attend the Meeting by indicating your plans when prompted if you vote by Internet or telephone or, if you vote by mail, by marking the appropriate box on your proxy or voting instruction card.

        The Meeting will begin promptly at 2:00 p.m. (Pacific Daylight Time). Check-in will begin at 1:30 p.m. (Pacific Daylight Time), and you should allow ample time for the check-in procedures. Our Canadian office is located at 100-8900 Glenlyon Parkway, Burnaby, British Columbia.

How can I make a Shareholder proposal for the 2020 Annual General Meeting of Shareholders?

        If you want to propose a matter for consideration at our 2020 Annual General Meeting of Shareholders, then that proposal must be received at our registered office at 25th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 and in compliance with the requirements set forth below.

        In order for a Shareholder proposal to be eligible under the Business Corporations Act (British Columbia) ("BCBCA"), the proposal must be received at our registered office no later than February 22, 2020. In addition, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Common Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial Shareholder entitled to vote at our annual general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

        In order for a Shareholder proposal to be eligible under Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), such Shareholder must submit the proposal, along with proof of ownership of our Common Shares, no later than January 1, 2020. This date will change if the date of 2020 Annual General Meeting of Shareholders is 30 calendar days earlier or later than May 22, 2020.

        A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the BCBCA provisions described above is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the "Nomination Notice") for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, a copy of which is filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2018, which can be found under the Company's profile at www.sedar.com or www.sec.gov.

        The proxies to be solicited by us through our Board of Directors for our 2020 Annual General Meeting of Shareholders will confer discretionary authority on the proxyholders to vote on any Shareholder proposal presented at that Meeting, unless we receive details of such Shareholder's proposal not later than March 16, 2020, which is 45 days prior to the anniversary date of the mailing of notice of this Proxy Statement/Circular.

        Shareholder proposals must be in writing and should be addressed to Arbutus Biopharma Corporation, Attention: Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974. It is recommended that Shareholders submitting proposals utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Articles and conditions established by the SEC.

Whom should I contact if I have questions concerning the Proxy Statement/ Circular or voting?

        If you have questions concerning the information contained in this Proxy Statement/Circular or require assistance in voting, you may contact Arbutus by letter, phone, fax or through our website as follows:

  Arbutus Biopharma Corporation
  Attn: Gloria Pichii
  701 Veterans Circle
  Warminster, Pennsylvania 18974
  Phone: 267.469.0914
  Fax: 267.282.0411
  Website: http://www.arbutusbio.com/

 PROPOSALS

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The size of the Board of Directors of the Company has been fixed at seven. The term of office of each of the current directors will end immediately before the election of directors at the Meeting. Unless the director's office is earlier vacated in accordance with the provisions of the BCBCA and the Articles of Arbutus, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of Shareholders of Arbutus and, if no director is then elected, until a qualified successor is duly elected or appointed.

        Upon the recommendation of our Corporate Governance and Nominating Committee, our Board of Directors has nominated the following individuals to serve until the 2020 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified: Frank Torti, M.D., Mark J. Murray, Ph.D., Daniel Burgess, Richard C. Henriques, Keith Manchester, M.D., Myrtle S. Potter and James Meyers. Drs. Torti and Manchester and Ms. Potter were each nominated by Roivant Sciences Ltd. ("Roivant") to serve on our Board of Directors pursuant to the Amended and Restated Governance Agreement, dated October 16, 2017, between Arbutus and Roivant (the "Governance Agreement") and Arbutus' Articles. Shareholders may also nominate individuals for election to our Board of Directors in accordance with our Articles and the BCBCA, as more fully described below under "Corporate Governance—Director Nominations."

        We are not aware that any of our nominees will be unable or unwilling to serve as a director of Arbutus; however, should we become aware of such an occurrence before the election of directors takes place at the Meeting, if the persons named in the accompanying proxy are appointed as proxyholders, it is intended that the discretionary power granted under such proxy will be used by the proxyholders to vote in their discretion for a substitute nominee or nominees.

        Biographical information and the attributes, skills and experience of each nominee that led our Corporate Governance and Nominating Committee and Board of Directors to determine that such nominee should serve as a director are discussed in the "Executive Officer and Directors" section of this Proxy Statement/Circular.

Vote Required and Recommendation of Our Board of Directors

        Under our Majority Voting Policy, each director nominee must receive more "FOR" votes than "WITHHOLD" votes in order for his or her appointment to be immediately approved. Our Majority Voting Policy is more fully described below under "Corporate Governance—Director Election and Majority Voting Policy."

        Unless directed otherwise by a Shareholder, or such authority is withheld, the individuals named in the accompanying proxy intend to vote the Common Shares for which either of them is appointed proxyholder "FOR" each director nominee whose name is set forth herein.

        The Board of Directors of Arbutus recommends that the Shareholders vote FOR the election of each of the director nominees.

PROPOSAL NO. 2—APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP (KPMG) has been our independent registered public accounting firm since April 2007. KPMG's term expires at the Meeting. Our Audit Committee has appointed Ernst & Young LLP (EY), 2005 Market Street, Suite 700, Philadelphia, PA 19103, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019, subject to shareholder approval. The appointment of EY to replace KPMG as our independent registered public accounting firm at the Meeting is because of the relocation of our operations from our facility in Burnaby, British Columbia, Canada to our facility in Warminster, Pennsylvania and not the result of any disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Management requests that the Shareholders approve the appointment of EY as independent registered public accounting firm for the fiscal year ending December 31, 2019. If the Shareholders do not approve the appointment of EY at the Meeting, then KPMG, as the independent registered public accounting firm in office, shall continue as independent registered public accounting firm until a successor is appointed.

        Information regarding the fees paid to our independent registered public accounting firm in 2018 and 2017 and our pre-approval policies relating to such fees is discussed in the "Independent Registered Public Accounting Firm" section of this Proxy Statement/Circular.

Vote Required and Recommendation of our Board of Directors

        The approval of this Proposal No. 2 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" will be counted.

        The Board of Directors recommends that the Shareholders vote FOR the approval of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

OTHER BUSINESS

        If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of our Board of Directors, the designated proxyholders intend to vote the shares represented by the proxies appointing them on such matters in accordance with the recommendation of our Board of Directors, and the authority to do so is included in the proxy.

        As of the date of this Proxy Statement/Circular, our Board of Directors knows of no other matters which are likely to come before the Meeting.

EXECUTIVE OFFICERS AND DIRECTORS

        Our executive officers and directors and their ages as of April 17, 2019, are as follows:

Name	Age	Position(s)
Mark J. Murray, Ph.D.*	70	President and Chief Executive Officer, and Director
David C. Hastings	57	Chief Financial Officer
Elizabeth Howard, Ph.D., J.D.	65	Executive Vice President, General Counsel and Chief Compliance Officer
Michael J. Sofia, Ph.D.	61	Chief Scientific Officer
Gaston Picchio, Ph.D.	56	Chief Development Officer
Michael J. McElhaugh	45	Chief Business Officer
Frank Torti, M.D.*	40	Chairman of the Board of Directors
Daniel Burgess*+^	57	Director
Richard C. Henriques*+†	63	Director
Keith Manchester, M.D.*^	50	Director
Myrtle S. Potter*†	60	Director
James Meyers*+^†	55	Director

*
Nominee for election to Board of Directors

+
Member of the Audit Committee

^
Member of the Corporate Governance and Nominating Committee

†
Member of the Executive Compensation and Human Resources Committee

        The following are brief biographies of nominees for the position of director:

        Frank Torti, M.D., Chairman.    Dr. Torti has served as Chairman of our Board of Directors since November 2018. Dr. Torti has served as Vant Investment Chair of Roivant Pharma since August 2018. Prior to joining Roivant Pharma, from August 2007 to August 2018, Dr. Torti served as a Partner of New Enterprise Associates, or NEA, specializing in investments in healthcare. Prior to joining NEA, Dr. Torti worked for the Duke University Center for Clinical & Genetic Economics from 2002 to 2005 in various capacities, where he was involved in clinical trials research and economic evaluations of clinical trials. In addition to serving on our Board of Directors, Dr. Torti currently serves on the boards of directors of several biopharmaceutical subsidiaries of Roivant, including Myovant Sciences Ltd., Urovant Sciences Ltd. and Axovant Sciences Ltd., each a publicly listed biopharmaceutical company, as well as certain other private subsidiaries of Roivant. Dr. Torti has also previously served on the boards of directors of several development and commercial stage private healthcare companies, including Annexon Biosciences, Inc., Eargo Inc., Galera Therapeutics, Inc., NeoTract, Inc., Novast Pharmaceuticals Ltd., OrphoMed, Inc., Tarveda Therapeutics, Inc. and XOC Pharmaceuticals, Inc. Dr. Torti earned an M.D. from the University of North Carolina School of Medicine, an M.B.A. with distinction from Harvard Business School and a B.A. with highest honors from the University of North Carolina. Our Board of Directors believes Dr. Torti's experience in the biopharmaceutical and healthcare industry, which allows him to contribute valuable input to our Board of Directors on our strategic and business affairs, qualifies him to serve on our Board of Directors.

        Mark J. Murray, Ph.D., President and Chief Executive Officer and Director.    Dr. Murray has served as our President, Chief Executive Officer and Director since May 2008, when Dr. Murray joined us in connection with the closing of the business combination between Arbutus and Protiva Biotherapeutics, or Protiva. In addition, Dr. Murray also serves as a Director of Genevant Sciences, Inc. He previously was the President, CEO and founder of Protiva since its inception. Dr. Murray has over 25 years of experience in the R&D, business development and senior management facets of the biotechnology industry. Prior to founding Protiva, Dr. Murray held senior management positions at ZymoGenetics and Xcyte Therapies. Since entering the biotechnology industry, Dr. Murray has successfully led the development of technologies and therapeutic products, biotechnology companies Protiva, Tekmira and Arbutus, raised hundreds of millions of dollars in capital and executed business development initiatives in the U.S., Europe and Asia. During his R&D career, Dr. Murray worked extensively on three programs that resulted in FDA approved drugs, including the first growth factor protein approved for human use. Dr. Murray obtained his Ph.D. in Biochemistry from the University of Oregon Health Sciences University and was a Damon Runyon-Walter Winchell post-doctoral research fellow for three years at the Massachusetts Institute of Technology. Our Board of Directors believes Dr. Murray's 20 years of experience in R&D, business development and management facets of the biotechnology industry, as well as his perspective and history as our President and Chief Executive Officer, qualifies him to serve on our Board of Directors.

        Daniel Burgess, Director.    Mr. Burgess has served as a director since March 2017. He is currently a Venture Partner at SV Health Investors, is Chairman of the Board of Nabriva Therapeutics (Nasdaq:NBRV) and is on the board of Cidara Therapeutics (Nasdaq:CDTX) as well as several private biotechnology companies. In addition, he is Chairman Emeritus of Biocom, the life science industry organization of California that represents more than 1,000 member companies. Prior to his current roles, Mr. Burgess was President and CEO of Rempex Pharmaceuticals, a company he co-founded in 2011 and subsequently sold to The Medicines Company in December 2013. Prior to Rempex, Mr. Burgess was President and Chief Executive Officer of Mpex Pharmaceuticals, Inc., which was acquired by Aptalis Pharma Inc. (now Allergan) in 2011. Previously, Mr. Burgess was Chief Operating Officer and Chief Financial Officer of Harbor BioSciences, Inc., formerly Hollis-Eden Pharmaceuticals, Inc. Prior to Hollis-Eden, Mr. Burgess spent ten years with Gensia Sicor, Inc. (acquired by Teva Pharmaceutical Industries Limited) where he held a variety of executive level positions with responsibility for overall finance for the company as well as a number of different operating units. Mr. Burgess holds a B.A. in economics from Stanford University and an M.B.A. from Harvard Business School. Our Board of Directors believes Mr. Burgess' board, senior management and financial experience at a variety of public and private biotechnology companies and his extensive time in the anti-infective field, allows him to provide our Board of Directors with critical perspectives and qualifies him to serve on our Board of Directors.

        Richard C. Henriques, Director.    Mr. Henriques has served as a director since March 2015. He is currently a Senior Fellow at the University of Pennsylvania with a focus on impact investing. He formerly served as Chief Financial Officer for the Bill & Melinda Gates Foundation from 2010 to 2014. In this role, Mr. Henriques was responsible for finance and accounting, financial planning and analysis, strategic planning, measurement and evaluation, program related investments and information technology. Mr. Henriques' background includes more than 25 years working at Merck & Co., Inc. During this time, he served as Senior Vice President of Finance for Global Human Health, Vice President and Corporate Controller, and Principal Accounting Officer, among other roles. Mr. Henriques was responsible for the Corporate Controller's Group, which provided direct financial support for Merck's worldwide human health commercial operations. Mr. Henriques currently serves as a member of the board of directors for The Franklin Institute, the Pennsylvania State Chapter of The Nature Conservancy and Episcopal Community Services (a Philadelphia based social services organization). He also serves on the board of EMulate Therapeutics, a Seattle based bio-electronics company, and Cabaletta Bio which is focused on discovery and development of T cell therapies for B cell-mediated autoimmune diseases. He holds a B.A. in Oriental Studies from the University of Pennsylvania and an M.B.A. with a concentration in Finance from The Wharton School. Our Board of Directors believes Mr. Henriques' experience at Merck and other organizations, which allows him to provide our Board of Directors with critical perspectives on finance, accounting and internal controls issues, qualifies him to serve on our Board of Directors.

        Keith Manchester, M.D., Director.    Dr. Manchester has served as a director since March 2015. Dr. Manchester is a partner and the Head of Life Sciences for QVT Financial LP, an investment firm, where he has been employed since 2005. He focuses on investments in both publicly traded and privately owned life sciences companies. Dr. Manchester also serves as a director of Roivant and Roivant Sciences, Inc. and sits on the Supervisory Board of Medigene AG. Dr. Manchester previously served as a director of Myovant Sciences Ltd. Prior to joining QVT, Dr. Manchester was Vice President of Business Development from 2002 to 2004 and Director of Business Development from 2000 to 2002 at Applied Molecular Evolution, Inc., a biotechnology company. From 1999 to 2000, Dr. Manchester was an associate at Vestar Capital Partners, a private equity firm. From 1997 to 1999, Dr. Manchester was an investment banker in the healthcare group at Goldman, Sachs & Co. Dr. Manchester received his A.B. degree from Harvard College and his M.D. degree from Harvard Medical School. Our Board of Directors believes Dr. Manchester's training in medicine and his business development experience, which enable him to provide our Board of Directors with insights on clinical trials, product development and strategic priorities, qualifies him to serve on our Board of Directors.

        Myrtle S. Potter, Director.    Ms. Potter has served as a director since October 2018. Ms. Potter has served as Vant Operating Chair of Roivant Pharma since July 2018. Ms. Potter founded Myrtle Potter & Company, LLC, a private healthcare and life sciences consulting firm, in September 2005, and served as the Chief Executive Officer until July 2018. From August 2009 until December 2014, Ms. Potter served as Founder and Chief Executive Officer of Myrtle Potter Media, Inc., a consumer healthcare company. From 2000 to 2004, Ms. Potter served as Chief Operating Officer at Genentech, Inc., a biopharmaceutical company, and from 2004 to 2005, she served as the President, Commercial Operations and Executive Vice President of Genentech. Prior to that, Ms. Potter held various positions, including President, Cardiovascular/Metabolics at Bristol-Myers Squibb and a Vice President at Merck & Co. Ms. Potter currently serves as chairperson of the board of directors of both Urovant Sciences Ltd. and Myovant Sciences Ltd., and on the boards of directors of Axovant Sciences Ltd. and Axsome Therapeutics Inc., each a biopharmaceutical company, Liberty Mutual Holding Company Inc., a diversified global insurance company, and a number of privately held companies. In addition, Ms. Potter is expected to serve on the board of directors of certain other subsidiaries of Roivant. Ms. Potter previously served on the boards of directors of Rite Aid Corporation, a leading drug store chain, from December 2013 to October 2018, INSMED, Inc., a biopharmaceutical company, from December 2014 to November 2018, Everyday Health, Inc., a leading provider of digital health and wellness solutions, from October 2010 until its acquisition in December 2016, and Amazon.com, Inc., a leading e-commerce company, from 2004 to 2009. She also served on the boards of directors of Medco Health Solutions Inc. and Express Scripts Holding Co., subsequent to its acquisition of Medco Health Solutions, as well as other privately held companies. Ms. Potter earned a B.A. from the University of Chicago. Our Board of Directors believes Ms. Potter's experience in the biopharmaceutical and healthcare industry, which allows Ms. Potter to contribute valuable input to our Board of Directors on the Company's strategic and business affairs, qualifies her to serve on our Board of Directors.

        James Meyers, Director.    Mr. Meyers has served as a director since October 2018. Mr. Meyers has served as a Senior Advisor to Gilead Sciences since his retirement from Gilead in February 2018. In his 22 years at Gilead, Mr. Meyers was one of a relatively small group of executives who were instrumental in transitioning the company from an innovative start-up to one of the most successful biopharmaceutical organizations in the world. Prior to his advisory role, Mr. Meyers also led some of the most important and successful product launches in the history of the biopharmaceutical industry, most notably in the therapeutics areas of HCV and HIV. Prior to Gilead, Mr. Meyers served in roles of increasing responsibility at both Zeneca Pharmaceuticals and Astra U.S.A. Mr. Meyers recently joined the board of CytomX Therapeutics (Nasdaq: CTMX). Mr. Meyers received his Bachelor's degree in Economics from Boston College. Our Board of Directors believes Mr. Meyers' experiences in the biopharmaceutical and healthcare industry, which allows him to contribute valuable input to our Board of Directors on the Company's strategic and business affairs, qualifies him to serve on our Board of Directors.

        The following are brief biographies of our current executive officers:

        David C. Hastings, Chief Financial Officer.    Mr. Hastings has served as our Chief Financial Officer since June 2018. Mr. Hastings previously served as the Chief Financial Officer and Executive Vice President of Incyte Corporation (a life sciences company with a focus on oncology) from 2003 until 2014. During this time, Mr. Hastings oversaw all financial aspects as Incyte transitioned from research and development to commercialization following the launch of Jakafi® (ruxolitinib). Mr. Hastings also previously served as Vice President, Chief Financial Officer and Treasurer of ArQule Inc. During his tenure at ArQule, he played an important role in ArQule's transition into a drug discovery and development organization, and in two strategic acquisitions, including the purchase of Cyclis Pharmaceuticals Inc. Prior to that, Mr. Hastings was with Genzyme Corporation as its Vice President and Corporate Controller, and with Sepracor, Inc. where he was Director of Finance. Most recently, Mr. Hastings served as the Chief Financial Officer and Senior Vice President of Unilife Corporation (a medical device company) from 2015 to 2017 and as its Chief Accounting Officer and Treasurer from 2016 to 2017. Mr. Hastings was an executive officer of Unilife Corporation when it filed for voluntary bankruptcy in April 2017. Mr. Hastings currently serves on the board of directors and chairs the Audit Committees of Scynexis, Inc. (Nasdaq: SCYX), VBL Therapeutics, Inc. (Nasdaq: VBLT), and Entasis Therapeutics, Inc. (Nasdaq: ETTX). Mr. Hastings received a B.A. in Economics from the University of Vermont.

        Elizabeth Howard, Ph.D., J.D., Executive Vice President, General Counsel and Chief Compliance Officer.    Dr. Howard has served as our Executive Vice President and General Counsel since March 2016 and as Chief Compliance Officer since March 2019. Dr. Howard has been practicing law for more than 20 years. Prior to joining Arbutus in March 2016, she was an intellectual property partner at Orrick, where she co-chaired Orrick's life sciences practice focusing on patent infringement litigation. Her practice also included trade secrets disputes and handling anti-counterfeiting matters in the pharmaceutical industry. In addition to litigating in numerous federal district courts and California state courts, Dr. Howard has appeared before the U.S. Patent and Trademark Office in interference proceedings, arbitrated before numerous tribunals, and litigated before the U.S. International Trade Commission, or ITC. Dr. Howard also served as a deputy district attorney in the county of Santa Clara. Additionally, Dr. Howard counseled clients in negotiation and drafting of agreements in licensing or other technology transactions. She also speaks and publishes regularly on intellectual property matters affecting the life sciences industry. Dr. Howard has been listed as a "leading lawyer" in "PLC Which Lawyer" for her litigation successes in life sciences, and named to the Daily Journal's list of "Top 75 IP Litigators in California" in 2013. Before law school, Dr. Howard was an NSF Plant Molecular Biology Postdoctoral Fellow at the CSIRO Division of Plant Industry in Canberra, Australia, and a Research Geneticist at the University of California, Berkeley. Dr. Howard obtained her doctorate with Dr. Elizabeth Blackburn (2009 Nobel Laureate, Physiology or Medicine). Dr. Howard holds a B.A. with honors from the University of California, Santa Barbara, a Ph.D. in Molecular Biology from the University of California, Berkeley, a J.D. from the University of California, Hastings College of the Law, and is a member of the United States Patent Bar.

        Michael J. Sofia, Ph.D., Chief Scientific Officer.    has served as our Chief Scientific Officer since 2015. Dr. Sofia has won the Lasker-Debakey Clinical Medical Research Award for his outstanding discovery, contribution, and achievement in the field of medicine. Dr. Sofia has also won the Economist's 2015 Innovation Award in the Bioscience category for developing a rapid cure for hepatitis C virus infection (HCV). Dr. Sofia was one of OnCore's co-founders and served as its Chief Scientific Officer and Head of Research and Development since July 2014. He previously served as President and a member of its board of directors from May 2012 to August 2014. Since April 2012, Dr. Sofia has

been a professor at the Baruch S. Blumberg Institute and since March 2013, Dr. Sofia has been an adjunct professor at the Drexel University School of Medicine. Previously, Dr. Sofia was the Senior Vice-President, Chemistry, Site Head and then Senior Advisor at Gilead Sciences, Inc. from January 2012 to December 2012. Prior to that, Dr. Sofia was the Senior Vice-President, Chemistry at Pharmasset, Inc. from August 2005 to January 2012 where he was responsible for the discovery of sofosbuvir, which ultimately resulted in the acquisition of Pharmasset by Gilead for $11 billion. From 1999 to 2005, Dr. Sofia served as a Group Director, New Leads Chemistry at Bristol-Myers Squibb. From 1993 to 1999, Dr. Sofia established and directed the research programs at Transcell Technologies, first as Director of Chemistry and then as Vice-President of Research. Dr. Sofia received his B.A. degree from Cornell University, his Ph.D. degree from the University of Illinois at Urbana-Champaign and was an NIH postdoctoral fellow at Columbia University.

        Gaston Picchio, Chief Development Officer.    Dr. Picchio has served as our Chief Development Officer since October 2018. Dr. Picchio joined Arbutus from Janssen R&D, bringing with him over thirty years of basic and clinical experience in the field of human virology, and sixteen years of industry experience dedicated to the development of antiviral drugs including drug approvals for the treatment of HIV (etravirine and rilpivirine) and HCV (telaprevir and simeprevir). In 2015, Dr. Picchio was a recipient of the Johnson Medal for the development of telaprevir and simeprevir and combinations thereof. Prior to joining Arbutus, Dr. Picchio served in various senior management positions at Janssen R&D, including Vice President—Scientific Innovation Infectious Diseases & Vaccines, Vice President—Hepatitis Disease Area Leader and Vice President—Clinical Virology Infectious Diseases & Vaccines. Dr. Picchio received a Masters in Molecular Biology from University Centro de Altos Estudios en Ciencias Exactas, Buenos Aires, and a PhD degree from University of Buenos Aires, Argentina.

        Michael McElhaugh, Chief Business Officer.    Mr. McElhaugh has served as our Chief Business Officer since December 2018 and has been with us since July 2014. Mr. McElhaugh was one of the co-founders of OnCore Biopharma and served as its Chief Operating Officer before OnCore was acquired by the Company in March 2015. Previously, from March 2012 to May 2014 he was the Director, Hepatitis C Worldwide Commercialization at Bristol-Meyers Squibb, a pharmaceutical company. Prior to Bristol-Meyers Squibb, Mr. McElhaugh was the Director, Business Development and Market Analytics at Pharmasset, Inc. from September 2008 until its acquisition by Gilead Sciences Inc. in January 2012 and remained in that position after the acquisition until March 2012. He also previously held various positions at Viropharma, Inc. and at Merck and Co., Inc. Mr. McElhaugh received his B.S. degree from St. Joseph's University, his M.S. degree from Thomas Jefferson University and his M.B.A. degree from the Johnson Graduate School of Management at Cornell University.

Arrangements Relating to Election or Nomination of Directors

        Except as set forth below, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director or is being nominated as a director:

        Drs. Torti and Manchester and Ms. Potter serve on our Board of Directors in connection with Roivant's right to designate for nomination up to three directors pursuant to our Articles. See the "Corporate Governance—Governance Agreement with Roivant" section of this Proxy Statement/Circular.

No Family Relationships

        There are no family relationships between any of our executive officers, directors or director nominees.

CORPORATE GOVERNANCE

Overview

        Arbutus believes in building a strong governance foundation. As a Canadian company publicly listed on a U.S. stock exchange, we are subject to the rules and regulations of the SEC, the listing standards of the Nasdaq Stock Market LLC ("Nasdaq"), and the rules and policies of the Canadian provincial securities regulators. The following disclosure of our approach to corporate governance outlines the various procedures, policies and practices that Arbutus and our Board of Directors have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.

Board Independence and Oversight

        Our Board of Directors assumes responsibility for stewardship of Arbutus. The mandate of our Board of Directors is to supervise the management of the business and affairs of Arbutus. Our Board of Directors delegates day-to-day managerial responsibilities to management, and any responsibility not delegated to senior management or to a committee of the Board remains with the full Board of Directors. Our Board of Directors has a formal mandate, the text of which is attached to this Proxy Statement/Circular as Exhibit A.

        Our Board of Directors is currently composed of seven directors, and Shareholders are being asked at the Meeting to re-elect each of these seven directors to an additional one-year term.

        Independent directors (according to the applicable standards of the SEC, Nasdaq and the rules and regulations of the Canadian provincial securities regulatory authorities) are as follows: Dr. Torti, Mr. Burgess, Mr. Henriques, Dr. Manchester, Ms. Potter, and Mr. Meyers. In connection with its assessment, our Board of Directors considered (i) each director's beneficial ownership of our Common Shares reported in the "Stock Ownership of Directors, Officers and Principal Shareholders" section of this Proxy Statement/Circular, (ii) the agreements and transactions reported in the "Related Party Transactions" section of this Proxy Statement/Circular, (iii) with respect to Drs. Torti and Manchester and Ms. Potter, their affiliation with certain beneficial owners of more than 5% of our Common Shares (please refer to the biographies of the current directors in the "Executive Officers and Directors" section of this Proxy Statement/Circular for details regarding the affiliation of Drs. Torti and Manchester and Ms. Potter with Roivant) and their original election and/or nomination to our Board of Directors on behalf of such Shareholders. Our Board of Directors has also determined that each member of our Audit Committee, Executive Compensation and Human Resources Committee and Corporate Governance and Nominating Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.

        Mr. Murray, our President and Chief Executive Officer, is not independent as a result of being an officer of Arbutus. Further information on our directors is set out in the biography of each director under the heading "Executive Officers and Directors". Each biography also outlines the director's relevant experience and expertise.

Board Leadership

        Our entire Board of Directors is responsible for the overall governance of Arbutus. Our Chairman, Dr. Torti, is independent of management. At this time, our Board of Directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of our Board of Directors as a whole.

Risk Assessment

        One of the key functions of our Board of Directors is informed oversight of our enterprise risk management process. The Board of Directors does not have a standing risk management committee, but directly oversees risk management, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Corporate Governance and Nominating Committee monitors the effectiveness of our corporate governance practices. Our Executive Compensation and Human Resources Committee (the "Compensation Committee") assesses and monitors whether any of our compensation policies and practices have the potential to encourage excessive risk-taking, and whether our compensation policies and practices are reasonably likely to have a material adverse effect on the company.

CEO Evaluation

        In reviewing and recommending the compensation of our Chief Executive Officer, our Executive Compensation and Human Resources Committee reviews and approves the corporate goals and objectives of our company relevant thereto, and evaluates the Chief Executive Officer's performance in light of those corporate goals and objectives and makes a recommendation to the Board of Directors regarding the Chief Executive Officer's compensation based on, in part, such evaluation. Our Board of Directors then reviews and approves the corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the annual review and assessment of our Chief Executive Officer's performance, which is performed by the independent directors on our Board of Directors.

Director Orientation and Continuing Education

        New Board members receive a director's orientation including reports on our strategic plans and our significant financial, accounting and risk management issues. In addition, the orientation for our directors involves meeting with our senior management and an interactive introductory discussion about Arbutus, providing the directors with an opportunity to ask questions.

        Board meetings are periodically held at our facilities and combined with presentations by our senior management to give the directors additional insight into the main areas of our business.

Director Nominations

        Our Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board of Directors.

        All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of our Board of Directors. Prior to recommending candidates to serve on our Board of Directors, the Corporate Governance and Nominating Committee:

  (a)
  considers what competencies and skills our Board of Directors, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

  (b)
  assesses what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by our Board of Directors, rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

  (c)
  assesses what competencies and skills each nominee will bring to our Board of Directors and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

        The Corporate Governance and Nominating Committee will consider and evaluate Shareholder-recommended candidates using the same criteria as for other candidates. If the committee decides the candidate is suitable for Board membership, the committee will recommend the candidate to our Board of Directors, which approves the slate of director nominees for election by Shareholders. During fiscal 2018, we received no director recommendations from our Shareholders other than pursuant to the Governance Agreement with Roivant.

        Shareholders who wish to suggest a director candidate may submit a written recommendation to Attention: Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974, along with the following information:

  •
  as to each person whom the Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person, and the principal occupation or employment of the person for the past five years; (C) the citizenship of such person; (D) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada; and

  •
  as to the nominating Shareholder giving the notice, full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such nominating Shareholder has a right to vote or direct the voting of any shares of the Company and any other information relating to such nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Shareholder's understanding of the independence, or lack thereof, of such proposed nominee. Shareholders wishing to propose a director candidate must also comply with the advance notice deadlines found in Section 13.9 of the Company's Articles, and more fully described above under "How can I make a Shareholder proposal for the 2020 Annual General Meeting of Shareholders."

        In addition to suggesting a director candidate, a Shareholder may also nominate a director candidate for election. A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the "Nomination Notice") for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, a copy of which is attached as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2018, which can be found under the Company's profile at www.sedar.com or www.sec.gov.

Director Election and Majority Voting Policy

        The Board of Directors believes that each of its members should carry the confidence and support of the Company's Shareholders. To this end, the Articles of Arbutus allow for a majority voting policy. The Company's Shareholders originally approved the majority voting policy in 2013 and it was subsequently amended in March 2018. In an uncontested election of directors, Shareholders may vote in favor of, or withhold their vote from, each nominee director. If, with respect to any particular nominee, the number of votes withheld for a particular nominee exceeds the number of votes in favor of the nominee, then for purposes of the Company's policy, the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law.

        A person elected as a director who is considered under this test not to have the confidence of Shareholders is expected to immediately submit to our Board of Directors his or her resignation in accordance with the Company's Majority Voting Policy. Our Board of Directors (excluding any director that has tendered a resignation) will consider the director's offer to resign and decide whether or not to accept it. In making its decision, the Board of Directors will consider all factors deemed relevant by the members of the committee and our Board of Directors, including:

  •
  the recommendation of our Corporate Governance and Nominating Committee;

  •
  the stated reasons why Shareholders withheld votes from the election of the resigning director;

  •
  the length of service and the qualifications of the resigning director;

  •
  the resigning director's contributions to the Company; and

  •
  the effect that such resignation(s) may have on our Board of Directors' ability to (i) effectively continue fulfilling its responsibility for the stewardship of the Company and the enhancement of shareholder value; and (ii) the Company's ability to comply with any applicable governance rules and policies.

        Within 90 days following the applicable meeting of Shareholders, our Board of Directors will, upon recommendation of our Corporate Governance and Nominating Committee and the other factors set forth above, decide whether to accept or not accept the resignation of that director. Following our Board of Directors' decision on the resignation, our Board of Directors will promptly disclose, via press release, its decision whether to accept the resigning director's resignation offer including the reasons for rejecting the resignation offer, if applicable. If a resignation is accepted, our Board of Directors may in accordance with the provisions of the Articles and the BCBCA appoint a new director to fill any vacancy created by the resignation, reduce the size of our Board of Directors, leave any vacancy open until the next annual general meeting of Shareholders of the Company, call a special meeting of Shareholders at which there will be presented nominees to fill any vacancies, or any combination of the above. The Company's Majority Voting Policy is available on the Company's website at www.arbutusbio.com.

Director Terms

        Directors are elected annually. Unless the director's office is earlier vacated in accordance with the provisions of the BCBCA and the Articles of Arbutus, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of Arbutus or, if no director is then elected, until a successor is elected or appointed.

Director Term Limits

        Our Board of Directors has not adopted term limits for our directors. In terms of mechanisms for Board renewal, the Corporate Governance and Nominating Committee has the mandate and responsibility to annually review, discuss and assess the performance of our Board of Directors. This assessment includes an evaluation of: our Board of Directors' contribution as a whole and effectiveness in serving the best interests of the Company and its Shareholders; specific areas in which our Board of Directors and/or management believe contributions could be improved; the appropriate size of our Board of Directors, with a view to facilitating effective decision making; and overall Board composition and makeup. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of new candidates to our Board of Directors as well as incumbent directors for re-election to our Board of Directors.

Diversity

        The Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board of Directors.

        The Board of Directors' Mandate, and the Corporate Governance and Nominating Committee's Charter, do not specifically contemplate diversity or the level of representation of women on our Board of Directors in identifying and nominating candidates for election or re-election to our Board of Directors. However, prior to recommending candidates to serve on our Board of Directors, the Corporate Governance and Nominating Committee shall:

  (a)
  consider what competencies and skills our Board of Directors, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

  (b)
  assess what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by our Board of Directors; rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

  (c)
  assess what competencies and skills each nominee will bring to our Board of Directors and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

        The Board of Directors' Mandate does not specifically contemplate the level of representation of women in executive officer positions when making executive officer appointments. However, our Board of Directors' Mandate does stipulate that our Board of Directors is responsible for evaluating the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

        Arbutus has not adopted a target regarding women on its Board of Directors. As at the date hereof, Arbutus has one woman on its Board of Directors (14%). Arbutus has not adopted a target regarding women in executive officer positions. As at the date hereof, Arbutus has one female executive officer, Elizabeth Howard.

Committees of the Board of Directors

        To assist in the discharge of its responsibilities, our Board of Directors currently has three standing committees: the Audit Committee, the Executive Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee, each of which is composed entirely of independent directors.

        In addition to our formal, standing committees, our Board of Directors may from time-to-time appoint additional committees to address specific issues.

Audit Committee

        The members of our Audit Committee are Messrs. Henriques (Chair), Meyers and Burgess, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the members of our Audit Committee is financially literate and has financial expertise (as is currently defined under the applicable SEC rules). In addition, our Board of Directors has determined that each of Messrs. Henriques and Burgess qualifies as an "audit committee financial expert" under the rules of the SEC. Our Board of Directors has determined that each member of our Audit Committee is an independent member of our Board of Directors under the current requirements of Nasdaq and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.

        Our Audit Committee is responsible for acting on behalf of our Board of Directors in fulfilling our Board of Directors' oversight responsibilities with respect to: (i) the Company's corporate accounting, financial reporting practices and audits of financial statements, (ii) the Company's systems of internal accounting and financial controls; (iii) the quality and integrity of the Company's financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as the Company's independent registered public accounting firm. Our independent registered public accounting firm reports directly to our Audit Committee. Specific responsibilities of our Audit Committee include:

  •
  overseeing the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an independent registered public accounting firm's report or performing other audit, review or attest services for the Company;

  •
  evaluating the performance, and assessing the qualifications, of our independent registered public accounting firm and recommending to our Board of Directors the appointment of, and compensation for, our independent registered public accounting firm for the purpose of preparing or issuing an independent registered public accounting firm report or performing other audit, review or attest services;

  •
  subject to the appointment of our independent registered public accounting firm in accordance with applicable corporate formalities, determining and approving the engagement of, and compensation to be paid to, our independent registered public accounting firm;

  •
  determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our independent registered public accounting firm and to perform any proposed permissible non-audit services;

  •
  reviewing our financial statements and management's discussion and analysis of financial condition and results of operations and recommending to our Board of Directors whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by our Board of Directors;

  •
  conferring with our independent registered public accounting firm and with our management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

  •
  reviewing, overseeing and approving, in advance, related-party transactions and reviewing other issues arising under our Code of Business Conduct for Directors, Officers, Employees, Contractors and Consultants and similar policies; and

  •
  reviewing and discussing with our management and independent registered public accounting firm, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our management to monitor and control these exposures.

        A copy of our Audit Committee's charter, the text of which is attached to this Proxy Statement/Circular as Exhibit B, is available on our website at www.arbutusbio.com.

        Both our independent registered public accounting firm and management periodically meets privately with our Audit Committee.

Executive Compensation and Human Resources Committee

        The members of the Compensation Committee are Mr. Meyers (Chair), Mr. Henriques and Ms. Potter. Our Board of Directors has determined that each of the members of the Compensation Committee has the appropriate experience for their Committee responsibilities based on their prior senior roles in our industry. Our Board of Directors has determined that each member of our Compensation Committee is independent.

        Our Compensation Committee is responsible for acting on behalf of our Board of Directors in: (i) determining and approving the compensation of the Company's Chief Executive Officer; (ii) reviewing and approving compensation for the Company's other executive officers; (iii) fulfilling our Board of Directors' oversight responsibilities with respect to the Company's overall compensation policies, plans and programs; and (iv) performing other activities related to the Company's compensation plans and structure, including preparing and reviewing any disclosure on executive compensation included in the Company's annual proxy statement or information circular in accordance with applicable rules and regulations promulgated by the SEC and the Canadian provincial securities regulatory authorities

        Specific responsibilities of our Compensation Committee include:

  •
  reviewing and recommending to our Board of Directors for its approval, the salary, bonus, equity compensation and any other compensation and terms of employment of the Company's Chief Executive Officer;

  •
  reviewing and recommending to our Board of Directors for its approval, the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for executive officers of the Company;

  •
  reviewing and recommending to our Board of Directors the terms of any employment agreements, severance arrangements, change of control protections and any other compensatory arrangements for executive officers of the Company;

  •
  from time to time reviewing and recommending to our Board of Directors the Company's overall compensation plans and structure, including without limitation incentive compensation and equity-based plans;

  •
  recommending to our Board of Directors for its approval the compensation for non-executive Board members, including any retainers, committee and committee chair fees and/or equity compensation;

  •
  administering the Company's equity compensation plans, pension plans, and similar programs, including the adoption, amendment and termination of such plans and any sub-plans thereof, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards, or exercising such other power and authority as may be permitted or required under such plans;

  •
  reviewing with management all executive compensation disclosure before the Company publicly discloses this information; and

  •
  reviewing, discussing and assessing annually the committee's own performance and the adequacy of the committee's Charter.

        Only independent, non-employee members of our Board of Directors participate in the review and approval of the executive compensation actions described above. A copy of our Compensation Committee's charter is available on our website at www.arbutusbio.com.

        The agenda for each meeting of the Compensation Committee is developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than his own compensation. The Compensation Committee takes into consideration Dr. Murray's input in granting annual bonuses or equity awards and setting compensation levels.

        The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.

        The Compensation Committee engaged Arnosti Consulting, Inc. ("Arnosti"), an independent compensation consultant, during the fiscal year ended December 31, 2018 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise the Compensation Committee on our executive, non-executive and non-employee director compensation and equity plan programs generally. The Compensation Committee retains the sole authority to direct, terminate or engage Arnosti's services. Other than services for which Arnosti was engaged by the Compensation Committee, Arnosti did not provide any other services to the Company or its affiliates.

        The Compensation Committee may delegate any or all of its administrative duties or responsibilities to any officers of the Company, to the extent consistent with our Articles and applicable laws and rules of markets in which our securities then trade. The Compensation Committee may also form and delegate authority to sub-committees.

Corporate Governance and Nominating Committee

        The members of our Corporate Governance and Nominating Committee are Dr. Manchester (Chair) and Messrs. Burgess and Meyers. Our Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is an independent member of our Board of Directors under the current requirements of Nasdaq and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

        Our Corporate Governance and Nominating Committee is responsible for (i) overseeing all aspects of the Company's corporate governance functions on behalf of our Board of Directors; (ii) making recommendations to our Board of Directors regarding corporate governance issues; (iii) identifying, reviewing and evaluating candidates to serve as directors of the Company and reviewing and evaluating incumbent directors; (iv) an annual evaluation of our Board of Directors; (v) serving as a focal point for communication between such candidates, non-Committee directors and the Company's management; (vi) recommending candidates to our Board of Directors; (vii) overseeing an evaluation of management succession planning; and (viii) making other recommendations to our Board of Directors regarding affairs relating to the directors of the Company.

        Specific responsibilities of our Corporate Governance and Nominating Committee include:

  •
  establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board of Directors;

  •
  evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to our Board of Directors;

  •
  annually reviewing, discussing and assessing the performance of our Board of Directors, including Board committees, seeking input from senior management, the full Board of Directors and others;

  •
  recommending annually to our Board of Directors for its approval the Chair and membership of each committee;

  •
  ensuring that all new directors receive a comprehensive orientation and that all new directors fully understand the nature and operation of the Company's business, the role of our Board of Directors and its committees, and the contribution that each new director is expected to make, including the commitment of time and resources;

  •
  overseeing periodic evaluations of management succession plans; and

  •
  developing and reviewing a set of corporate governance principles for Arbutus.

        A copy of our Corporate Governance and Nominating Committee's charter is available on our website at www.arbutusbio.com.

        Our Board of Directors is responsible for approving nominees for election as directors. However, as is described above, our Corporate Governance and Nominating Committee is responsible for reviewing, soliciting and recommending nominees to our Board of Directors.

Governance Agreement with Roivant

        Pursuant to Part 28 of the Articles, for so long as Roivant has "beneficial ownership" (as defined pursuant Rule 13d-3 under the Exchange Act) ("Beneficial Ownership") or exercises control or direction over not less than:

  •
  thirty percent (30%) of the issued and outstanding Common Shares calculated on a partially diluted basis as of a particular date, Roivant has the right to nominate three (3) individuals for election to our Board of Directors of the Company at each Shareholder meeting, one (1) of whom must satisfy the applicable independence standards; and

  •
  twenty percent (20%) of the issued and outstanding Common Shares calculated on a partially diluted basis as of a particular date, Roivant has the right to nominate two (2) individuals for election to our Board of Directors of the Company at each Shareholder meeting; and

  •
  ten percent (10%) of the issued and outstanding Common Shares calculated on a partially diluted basis as of a particular date, Roivant has the right to nominate one (1) individual for election to our Board of Directors of the Company at each Shareholder Meeting.

        Upon Roivant having Beneficial Ownership or exercising control or direction over less than ten percent (10%) of the outstanding Common Shares calculated on a partially diluted basis as of a particular date, the nomination rights provided above will be of no further force and effect. The Beneficial Ownership total number of Common Shares underlying the series A participating convertible preferred shares (the "Preferred Shares") beneficially owned by Roivant are included in the Beneficial Ownership calculations described above.

        Roivant has designated Drs. Torti and Manchester and Ms. Potter as its designees (collectively, the "Roivant Nominees"). The Roivant Nominees have consented to be named in the Proxy Statement/Circular and proxy card, and if elected, to serve on our Board of Directors. To our management's knowledge, neither Roivant nor any of the Roivant nominees have been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of the Regulation S-K of the Exchange Act.

Board of Directors and Committee Meetings

        During the fiscal year ended December 31, 2018, our Board of Directors held a total of five meetings (in person or by teleconference). Our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee met a total of four, six, and zero time(s), respectively. Each director attended at least 75% of the total number of meetings of our Board of Directors and committee meetings of which such director was a member during 2018.

Board Member Attendance at Annual Shareholder Meetings

        Although we do not have a formal policy regarding director attendance at annual general meetings of Shareholders, directors are invited to attend these annual general meetings absent extenuating circumstances.

Code of Business Conduct for Directors, Officers, Employees Contractors and Consultants

        We have adopted a code of business conduct for directors, officers, employees, contractors and consultants (the "Code of Conduct"), which is available on our website at http://investor.arbutusbio.com/corporate-governance-0 and also at www.sedar.com. Our Board of Directors and management review and discuss from time to time the effectiveness of our Code of Conduct and any areas or systems that may be further improved. If we effect an amendment to, or waiver from, a provision of our Code of Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our website address in this Proxy Statement/Circular does not include or incorporate by reference the information on our website into this Proxy Statement/Circular.

        Arbutus complies with the relevant provisions under the BCBCA that deal with conflicts of interest in the approval of agreements or transactions, and our Code of Conduct sets out additional guidelines in relation to conflict of interest situations. Arbutus, through directors' and officers' questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that one of our directors or executive officers may have. Where appropriate, our directors absent themselves from portions of Board and committee meetings to allow independent discussion.

        Arbutus was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct. Employees are regularly reminded about their obligations in this regard, and senior management demonstrates a culture of integrity and monitors employee compliance with our Code of Conduct.

Shareholder Communications with Directors

        We communicate with our stakeholders through a number of channels including our website at www.arbutusbio.com. Shareholders can provide feedback to us in a number of ways, including email at ir@arbutusbio.com and through our website. Any communication sent by a Shareholder must state the number of Common Shares owned by such Shareholder making the communication. We will review each communication and will forward such communication to our Board of Directors, or to any individual director to whom the communication is addressed, unless the communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board of Directors. All communications that relate to questionable accounting or auditing matters involving Arbutus should be addressed directly to our General Counsel who will in turn report it to the chair of our Audit Committee as set forth in our Whistleblower Policy, which can be obtained on our website at www.arbutusbio.com.

 STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

        Arbutus' authorized share capital consists of an unlimited number of Common Shares and 1,164,000 Preferred Shares without par value.

        The following table shows information regarding the beneficial ownership of our Common Shares as of April 17, 2019 by:

  •
  each of our Named Executive Officers (as defined below);

  •
  each of our directors;

  •
  all of our current directors and executive officers as a group; and

  •
  each person, or group of affiliated persons, known by us to own beneficially more than 5% of our Common Shares.

        Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Named Executive Officers and Directors(3)
Mark J. Murray, Ph.D.(4)	1,675,792	2.9%
Gaston Picchio	—	—
David Hastings(5)	66,666	*
Frank Torti, M.D.	—	—
Daniel Burgess(6)	77,333	*
Richard C. Henriques(7)	75,000	*
Keith Manchester, M.D.(8)	113,915	*
Myrtle S. Potter	—	—
James Meyers	—	—
All executive officers and directors as a group (12 persons)(9)	5,643,838	9.6%
Greater than 5% Shareholders (Not Listed Above)
Roivant Sciences, Ltd.(10)	16,013,540	28.2%
PRIMECAP Management Company(11)	4,040,900	7.1%
RTW Investments, LP(12)	4,335,746	7.6%
EcoR1 Capital, LLC(13)	3,281,502	5.8%

*
Represents less than 1% of the outstanding Common Shares.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person or group is deemed to be the beneficial owner of any Common Shares over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 17, 2019, whether through the exercise of options or otherwise. Unless otherwise indicated in the footnotes, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

(2)
The beneficial ownership percentage is calculated for each person or group separately because Common Shares subject to options or other rights to acquire our Common Shares that are currently exercisable or exercisable within 60 days of April 17, 2019 are considered outstanding only for the purpose of calculating the percentage ownership of the person or group holding such options or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 56,850,172 Common Shares (which represents the number of Common Shares that were outstanding as of April 17, 2019) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of April 17, 2019 as indicated in the footnotes below.

(3)
The address for each of our executive officers and directors is c/o Arbutus Biopharma Corporation, 701 Veterans Circle, Warminster, Pennsylvania 18974.

(4)
Consists of 341,396 Common Shares and 1,334,396 Options exercisable within 60 days of April 17, 2019.

(5)
Consists of 66,666 Options exercisable within 60 days of April 17, 2019.

(6)
Consists of 77,333 Options exercisable within 60 days of April 17, 2019.

(7)
Consists of 1,000 Common Shares and 74,000 Options exercisable within 60 days of April 17, 2019.

(8)
Consists of 113,915 Options exercisable within 60 days of April 17, 2019.

(9)
Consists of 3,440,439 Common Shares and 2,203,399 Options exercisable within 60 days of April 17, 2019.

(10)
As reported in Schedule 13D/A filed with the SEC on January 3, 2019, Roivant directly owns and has voting and dispositive power over 16,013,540 Common Shares. This amount excludes approximately 23 million Common Shares underlying 1,164,000 shares of the Company's Preferred Shares assuming conversion on October 16, 2021. The Preferred Shares are not convertible into Common Shares until they become mandatorily convertible on October 16, 2021 (subject to adjustment and subject to limited exceptions in the event of certain transactions or fundamental changes that would permit earlier conversion at Roivant's option). Dispositive decisions of Roivant require approval by a majority of the directors of Roivant, including (a) at least two independent directors (as defined in Roivant's internal governance documents) or (b) if there is only one independent director, that sole independent director. Patrick Machado and Andrew Lo are each currently serving as independent directors of Roivant and therefore may each be deemed to share dispositive power over, and to be an indirect beneficial owner of, the Common Shares directly beneficially owned by Roivant. Vivek Ramaswamy, a former member of our Board of Directors, is also a director of Roivant but does not have voting or dispositive power over the shares held of record by Roivant. In addition, Roivant's internal governance documents provide that four principal shareholders of Roivant, Dexxon, Viking, QVT and SVF (each as defined below), voting unanimously, have the right to override certain decisions of the board of directors of Roivant, including with respect to dispositions of our Common Shares. Accordingly, Dexxon Holdings Limited, Dexcel Pharma Technologies Ltd. and their sole shareholder, Dan Oren (collectively, "Dexxon"), Viking Global Investors LP, Viking Global Performance LLC, Viking Global Equities LP, Viking Global Equities II LP, VGE III Portfolio Ltd., Viking Global Equities Master Ltd., Viking Long Fund GP LLC, Viking Long Fund Master Ltd., Viking Global Opportunities GP LLC, Viking Global Opportunities Portfolio GP LLC, Viking Global Opportunities Illiquid Investments Sub-Master LP, O. Andreas Halvorsen, David C. Ott, and Rose S. Shabet, (collectively, "Viking") and QVT Offshore Ltd., QVT Financial LP, QVT Financial GP LLC and QVT Associates GP LLC (collectively, "QVT") and SVF Investments (UK) Limited, SVF Holdings (UK) LLP, SoftBank Vision Fund L.P. and SVF GP (Jersey) Limited (collectively, "SVF") (collectively, "SoftBank," and together with Dexxon, Viking and QVT, the "Major Shareholders") may each be deemed to have shared dispositive power, and therefore, beneficial ownership, over the Common Shares owned directly by Roivant. Each of the Major Shareholders and each of their affiliates thereof named above disclaims beneficial ownership in the Common Shares and the Preferred Shares owned by Roivant except to the extent of their pecuniary interest therein. The principal business address of Roivant, Dr. Lo, and Mr. Machado is Suite 1, 3rd Floor, 11-12 St. James's Square, London, SW1Y 4LB, United Kingdom. The principal business address of Dexxon and Mr. Oren is 1 Dexcel Street, Or Akiva 30600000, Israel. The principal business address for QVT is 444 Madison Avenue, 21st Floor, New York, New York 10022. The principal business address for Viking is 55 Railroad Avenue, Greenwich, Connecticut 06830. The principal business address for SoftBank is 69 Grosvenor Street, London, United Kingdom W1K 3JP, other than SoftBank Vision Fund L.P. and SVF GP (Jersey) Limited, whose principal business address is Aztec Group House, 11-15 Seaton Place, St. Helier, Jersey JE4 0QH.

(11)
Based on information contained in Schedule 13G/A filed by PRIMECAP Management Company 95-3868081 on February 8, 2019. The filing indicated that as of December 31, 2018, PRIMECAP had sole investment and voting over all of these shares. PRIMECAP's address is: 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(12)
Based on information contained in Schedule 13G/A filed by RTW Investment, LP (the "Adviser") on February 14, 2019. The filing indicated that as of December 31, 2018, the Common Shares are held by RTW Master Fund, Ltd. and one or more other funds (together the "Funds") managed by the Adviser. The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all Common Shares held by the Funds. Accordingly, for the purposes of Reg. Section 240.13d-3, the Adviser may be deemed to beneficially own an aggregate of 4,335,746 Common Shares, or 7.82% of the Company's 55,477,235 Common Shares issued and outstanding as of October 31, 2018, as disclosed in the Company's Form 10-Q filed with the SEC on November 7, 2018. Roderick Wong is the Managing Partner of the Adviser. The report further indicated that it shall not be deemed an admission that the Adviser, the Funds or any other person is the beneficial owner of the securities reported herein for purposes of Section 13 of the Exchange Act, or for any other purpose. Each of the reporting persons disclaimed beneficial ownership of the Common Shares reported therein except to the extent of the reporting person's pecuniary interest therein. The address for the Adviser is 412 West 15th Street, Floor 9, New York, New York 10011. The address for RTW Master Fund, Ltd. is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands. The address for Mr. Wong is c/o RTW Investments, LP, 412 West 15th Street, Floor 9, New York, New York 10011.

(13)
Based on information contained in Schedule 13G filed by EcoR1 Capital, LLC ("EcoR1") and Oleg Nodelman on February 14, 2019. The filing indicated that as of December 31, 2018, EcoR1 managed funds that hold the Common Shares for the benefit of their investors and have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Shares. EcoR1 is the general partner and investment adviser of investment funds. Mr. Nodelman is the control person of EcoR1. Each of EcoR1 Capital and Mr. Nodelman disclaims beneficial ownership of the Common Shares except to the extent of that person's pecuniary interest therein. The principal business address for each of EcoR1 and Mr. Nodelman is 409 Illinois Street, San Francisco, CA 94158.

EXECUTIVE COMPENSATION

        Our named executive officers ("Named Executive Officers") for the year ended December 31, 2018 are:

  •
  Mark J. Murray, Ph.D, our President and Chief Executive Officer;

  •
  Gaston Picchio, Ph.D., our Chief Development Officer; and

  •
  David C. Hastings, our Chief Financial Officer.

Summary Compensation Table

        The following table provides information regarding the compensation awarded to, earned by or paid to our Named Executive Officers for the years ended December 31, 2018 and 2017. All amounts are expressed in US dollars unless otherwise noted.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mark J. Murray, Ph.D.	2018	556,000	—	1,610,020	306,000	55,865	2,527,885
President and Chief Executive Officer	2017	540,000	—	1,003,500	324,000	47,794	1,915,294
Gaston Picchio, PhD.	2018	87,000	—	1,376,000	32,000	—	1,495,000
Chief Development Officer
David C. Hastings	2018	224,000	75,000	1,002,000	147,200	4,667	1,452,867
Chief Financial Officer

(1)
Mr. Hastings was hired as Chief Financial Officer on June 11, 2018 and Dr. Picchio was hired as Chief Development Officer on October 8, 2018. Salary data for 2018 is prorated based upon their respective dates of hire.

(2)
Mr. Hastings received a $75,000 sign-on bonus in 2018 related to the commencement of his employment.

(3)
The amounts in this column represent the aggregate grant date fair value of the option grants, calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification ("ASC") Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 12, Stock-based Compensation) included in our Annual Report.

(4)
The amounts in this column represent performance bonuses earned by the Named Executive Officers in the year shown based upon the achievement of pre-established performance objectives. See "Non-Equity Incentive Plan Compensation" below.

(5)
The amounts in this column for 2018 include 401(k) matching contributions of $15,342 for Dr. Murray and $4,667 for Mr. Hastings. Dr. Murray's other compensation also includes life insurance premiums of $28,443, reimbursement of personal tax filing service fees, and reimbursement of health expenses incurred, including his family's health expenses, that are not covered by insurance.

Narrative Disclosure to Summary Compensation Table

        Currently, our executive compensation program principally consists of the following components: base salary, annual incentive cash bonus, long-term incentives in the form of stock options and health and retirement benefits generally available to all of our employees. Additional details on the compensation package for Named Executive Officers are described in the following sections.

2018 Base Salary

        The Named Executive Officers are paid a base salary tied to their responsibilities in their role, their experience and past performance, and industry benchmarks.

Non-Equity Incentive Plan Compensation

        At the end of each fiscal year, our Board of Directors, in consultation with our CEO, determines whether annual incentive cash bonuses are warranted given the Company's fiscal year performance and overall financial condition. If bonuses are to be paid, our policy is to pay them following the end of our fiscal year, based upon our level of achievement of major corporate objectives.

        Our corporate objectives are established by our Board of Directors, which assigns each objective a quantitative weighting at the beginning of the fiscal year and then assesses our achievement against these objectives at the end of the fiscal year.

        Our Compensation Committee recommends, and our Board of Directors approves, the payment of executive bonuses. Potential annual incentive cash bonuses for the Named Executive Officers can range from 0% to 150% of annual salary, with 40% to 60% of annual salary representing the target bonus. The bonus payments for 2018 were based on performance against the corporate and personal objectives, consisting primarily of continued advancement of our HBV pipeline programs, successful completion of the site consolidation in Warminster, PA, successful launch of Genevant Sciences Ltd. with Roivant, and other financial and share price performance metrics.

Long-Term Incentives—Stock Options

        Stock options are granted to reward individuals for current performance, as an incentive for future performance and to align the long-term interest of Named Executive Officers with Shareholders. Stock options are granted under the 2011 Omnibus Share Compensation Plan and the 2016 Omnibus Share and Incentive Plan.

        Stock options are generally awarded to Named Executive Officers at commencement of employment and annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The size of the grants is adjusted based on each Named Executive Officer's performance against pre-determined corporate and personal performance goals used for annual incentive cash bonuses. From time to time, stock options may be granted to retain executives or for other special purposes. The exercise price for the options is the closing price of the Common Shares on the date of grant of the options.

        For vesting terms of outstanding options held by Named Executive Officers, see Note 1 to the table below under "Outstanding Equity Awards at Fiscal Year-End."

Retirement Benefits for Named Executive Officers

        We do not have any pension or deferred compensation plans for our Named Executive Officers. We do, however, have a 401(k) plan for US employees whereby the Company matches employee contributions up to 3.5% of base salary and bonus. For Canadian employees, we have a Registered Retirement Savings Plan ("RRSP") whereby the Company matches employee contributions up to 3.5% of base salary. The matching percentages are the same for all U.S. and Canadian employees and are not based on performance.

Health Care Plans

        All salaried employees receive health care coverage, paid vacation, term life insurance and disability insurance on the same terms. In addition, as per his employment contract, Dr. Murray is entitled to reimbursement of any health expenses incurred, including his family's health expenses that are not covered by his insurance.

Other Compensation

        We provide modest perquisites that enable our Chief Executive Officer to focus on his duties, including reimbursements for personal tax filings and life insurance payments. See the Summary Compensation Table for additional detail.

        If a Named Executive Officer were involuntarily terminated under certain circumstances, we would provide him with payments and benefits described under "Additional Narrative Disclosure—Termination and Change of Control Benefits."

Named Executive Officer Compensation for Fiscal 2018

Dr. Mark J. Murray, President and Chief Executive Officer

        For fiscal 2018, Dr. Murray's annual base salary was $556,000. For fiscal 2018, Dr. Murray's annual incentive cash target was 60% of his annual salary. In February 2019, Dr. Murray received an annual incentive cash award of $306,000, which was equal to 55% of his earned annual salary for 2018, based on fiscal 2018 performance. In April 2018, Dr. Murray received a stock option award covering 418,187 shares with an aggregate grant date fair value of $1,610,020. In 2018, Dr. Murray also received $55,865 of other compensation, consisting of 401(k) matching contributions of $15,342, life insurance premiums of $28,443, reimbursement of personal tax filing service fees, and reimbursement of health expenses incurred, including his family's health expenses, that are not covered by insurance.

Dr. Gaston Picchio, Chief Development Officer

        Dr. Picchio was hired as Chief Development Officer on October 8, 2018, with an annual base salary of $375,000. For fiscal 2018, Dr. Picchio's annual incentive cash target was 40% of his annual salary, prorated from his date of hire. In February 2019, Dr. Picchio received an annual incentive cash award of $32,000, which was equal to 37% of his earned, prorated annual salary for 2018, based on fiscal 2018 performance. On October 8, 2018, Dr. Picchio received a stock option award covering 200,000 shares with an aggregate grant date fair value of $1,376,000.

David C. Hastings, Chief Financial Officer

        Mr. Hastings was hired as Chief Financial Officer on June 11, 2018, with an annual base salary of $400,000. For fiscal 2018, Mr. Hastings' annual incentive cash target was 40% of his annual salary. In February 2019, Mr. Hastings received an annual incentive cash award of $147,200, which was equal to 37% of his annual salary for 2018, based on fiscal 2018 performance. On June 11, 2018, Mr. Hastings received a stock option award covering 200,000 shares with an aggregate grant date fair value of $1,002,000. In 2018, Mr. Hastings also received 401(k) matching contributions of $4,667.

Employment Agreements

Dr. Mark J. Murray

        On May 8, 2008, we entered into an Executive Employment Agreement with Dr. Murray (the "Murray Agreement"). The Murray Agreement provides that Dr. Murray will receive an annual base salary and annual target bonus and be eligible to participate in and be covered on the same basis as other members of our senior management under all employee benefits plans and programs maintained by us. If Dr. Murray's employment is involuntarily terminated under certain circumstances, we would provide him with certain payments and benefits pursuant to the Murray Agreement, as described below under "Additional Narrative Disclosure—Termination and Change of Control Benefits."

Dr. Gaston Picchio

        On October 8, 2018, we entered into an Executive Employment Agreement with Dr. Picchio (the "Picchio Agreement"). The Picchio Agreement provides that Dr. Picchio will receive an annual base salary of $375,000, subject to annual increases as determined by our Board of Directors, and an annual target bonus equal to 40% of Dr. Picchio's base salary. In addition, the Picchio Agreement provides that Dr. Picchio will be eligible to participate in and be covered on the same basis as other members of our senior management under all employee benefits plans and programs maintained by us. If Dr. Picchio's employment is involuntarily terminated under certain circumstances, we would provide him with certain payments and benefits pursuant to the Picchio Agreement, as described below under "Additional Narrative Disclosure—Termination and Change of Control Benefits."

David C. Hastings

        On June 11, 2018, we entered into an Executive Employment Agreement with Mr. Hastings (the "Hastings Agreement"). The Hastings Agreement provides that Mr. Hastings will receive an annual base salary of $400,000, subject to annual increases as determined by our Board of Directors, and an annual target bonus equal to 40% of Mr. Hastings' base salary. In addition, the Hastings Agreement provides that Mr. Hastings will be eligible to participate in and be covered on the same basis as other members of our senior management under all employee benefits plans and programs maintained by us. If Mr. Hasting's employment is involuntarily terminated under certain circumstances, we would provide him with certain payments and benefits pursuant to the Hastings Agreement, as described below under "Additional Narrative Disclosure—Termination and Change of Control Benefits."

Outstanding Equity Awards at Fiscal Year-End 2018

        The following table sets out all option awards, outstanding as at December 31, 2018, for each Named Executive Officer:

	Option awards(1)
	Number of securities underlying unexercised options (#)
			Option exercise price (C$)	Option exercise price (US$)
					Option expiration date(2)
Name	Exercisable	Unexercisable
Mark J. Murray, Ph.D.	25,000	—	3.85	2.82	January 27, 2020
	35,000	—	2.40	1.76	August 9, 2021
	35,000	—	1.70	1.25	December 22, 2021
	35,000	—	5.15	4.11	December 9, 2022
	35,000	—	16.40	12.02	February 4, 2024
	180,000	—	N/A	17.57	March 30, 2025
	100,000	—	N/A	13.89	July 8, 2025
	300,000	150,000	N/A	3.94	March 15, 2026
	150,000	300,000	N/A	3.15	March 24, 2027
	—	418,187	N/A	5.20	April 16, 2028

Gaston Picchio	—	200,000	N/A	9.38	October 8, 2028

David Hastings	—	200,000	N/A	6.75	June 19, 2028

(1)
Options granted up until February 5, 2014 (expiring on February 4, 2024 or earlier) vested 25% at the grant date, and 25% at each of the first, second, and third anniversaries of the grant date, except for options granted on August 10, 2011 (expiring on August 9, 2021), which vested based on the completion of certain performance goals. Options granted after February 5, 2014 vested (or remain eligible to vest) in thirds on each of the first three anniversaries of their grant date. Options granted up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted after March 3, 2015 have a US dollar denominated exercise price. For disclosure purposes, options with exercise prices denominated in Canadian dollars have been converted to US dollars using the December 31, 2018 Bank of Canada US/Canadian closing exchange rate of C$1.00 = US$0.7331.

(2)
Options expire 10 years after the grant date.

Additional Narrative Disclosure

Termination and Change of Control Benefits

Dr. Mark J. Murray

        Pursuant to the Murray Agreement, if Dr. Murray's employment is terminated by us without "cause" or by Dr. Murray due to "good reason" (as each such term is defined in the Murray Agreement), he will receive a lump sum severance payment equal to twenty-four months of his then current base salary. Dr. Murray will also receive, at our option, either (i) health insurance coverage for a period of twenty-four months following his last day of employment or (ii) a lump sum amount equal to 15% of the severance payment described in the preceding sentence. In addition, Dr. Murray will receive a prorated payment under our annual incentive cash bonus plan, which will be determined based on the average of the actual percentage achievement of Dr. Murray's target bonus for the previous three fiscal years, multiplied by Dr. Murray's bonus target at the end of the month immediately before his last day of employment. In addition, substantially all of Dr. Murray's stock options will immediately fully vest and be available for exercise for the period that ends on the earlier of the original expiration date of each such option and twenty-four months following his last day of employment.

        In order to receive the severance benefits described above, Dr. Murray must execute and deliver to us a general release following his termination of employment. If Dr. Murray's employment with us terminates for any reason, he will receive any base salary earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Dr. Murray's employment agreement contains typical restrictive covenant provisions, including non-competition and non-solicitation restrictions, which apply during the term of his employment and for a period of twenty-four months thereafter.

Dr. Gaston Picchio

        Pursuant to the Picchio Agreement, if Dr. Picchio's employment is terminated by us without "cause" or by Dr. Picchio due to "good reason" (as each such term is defined in the Picchio Agreement), he will receive a lump sum severance payment equal to eighteen months of his then current base salary. Dr. Picchio will also be entitled to reimbursement for any COBRA premiums paid by Dr. Picchio for a period of up to eighteen months following termination. In addition, Dr. Picchio will receive a bonus payment equal to the lesser of (i) Dr. Picchio's current target bonus, prorated for the portion of the year during which he was employed and (ii) the average of the bonus payments, if any, made to Dr. Picchio over the previous three years prior to termination, prorated for the portion of the year during which he was employed. In addition, Dr. Picchio's initial stock option grant covering 200,000 shares will immediately vest on a pro-rata basis, pro-rated at 1/36th of the total grant for each completed month of service as of the date of his termination of employment.

        In the event Dr. Picchio's employment is terminated by us without cause or by Dr. Picchio due to good reason, in each case within twelve months following a "change of control" (as defined in the Picchio Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Dr. Picchio's target bonus prorated for the portion of the year during which he was employed. In addition, Dr. Picchio will be entitled to reimbursement for any COBRA premiums paid by Dr. Picchio for a period of up to eighteen months following termination. In addition, all of Dr. Picchio's outstanding stock options will immediately fully vest.

        All severance payments will be made 60 days following such termination, provided that Dr. Picchio has executed and delivered to us a general release following his termination of employment. If Dr. Picchio's employment with us terminates for any reason, he will receive any base salary earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Dr. Picchio's employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.

David Hastings

        Pursuant to the Hastings Agreement, if Mr. Hastings' employment is terminated by us without "cause" or by Mr. Hastings due to "good reason" (as each such term is defined in the Hastings Agreement), he will receive a lump sum severance payment equal to eighteen months of his then current base salary. Mr. Hastings will also be entitled to reimbursement for any COBRA premiums paid by Mr. Hastings for a period of up to eighteen months following termination. In addition, Mr. Hastings will receive a bonus payment equal to the lesser of (i) Mr. Hastings' current target bonus, prorated for the portion of the year during which he was employed and (ii) the average of the bonus payments, if any, made to Mr. Hastings over the previous three years prior to termination, prorated for the portion of the year during which he was employed. In addition, Mr. Hastings' initial stock option grant covering 200,000 shares will immediately vest on a pro-rata basis, pro-rated at 1/36th of the total grant for each completed month of service as of the date of his termination of employment.

        In the event Mr. Hastings is terminated by us without cause or by Mr. Hastings due to good reason, in each case within twelve months following a "change of control" (as defined in the Hastings Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Mr. Hastings' target bonus prorated for the portion of the year during which he was employed. In addition, Mr. Hastings will be entitled to reimbursement for any COBRA premiums paid by Mr. Hastings for a period of up to eighteen months following termination. In addition, all of Mr. Hastings' outstanding stock options will immediately fully vest.

        All severance payments will be made 60 days following such termination, provided that Mr. Hastings has executed and delivered to us a general release following his termination of employment. If Mr. Hastings' employment with us terminates for any reason, he will receive any base salary earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Mr. Hastings' employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.

DIRECTOR COMPENSATION

        In order to align the interests of non-executive directors with the long-term interests of Shareholders, our Board of Directors has approved the non-executive directors' participation in our equity compensation plans, as well as an annual cash retainer. Members of our management team receive no additional consideration for acting as directors.

Cash Compensation

        Consistent with Arnosti's recommendation, our Board of Directors adopted the following non-employee director compensation policy:

  •
  an annual cash retainer of $40,000 per annum for each non-executive director ($60,000 for the Chairman of our Board of Directors)

  •
  an additional $20,000 for the Chairman of our Audit Committee;

  •
  an additional $10,000 for the Chairman of our Compensation Committee;

  •
  an additional $7,500 for the Chairman of our Corporate Governance and Nominating Committee;

  •
  an additional $10,000 for each member of our Audit Committee; and

  •
  an additional $5,000 for each member of our Compensation Committee and Corporate Governance and Nominating Committee.

        Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.

Option Awards

        New directors receive an initial equity grant of options to purchases 44,000 Shares and an annual equity grant of options to purchase 22,000 Shares. New appointment option grants vest one third at each of the 1st, 2nd, and 3rd anniversaries of the grant date. Annual option grants vest immediately. We expect to issue an annual grant of options to each of our non-executive Board members following the Meeting.

        Dr. Murray, our President and Chief Executive Officer, did not receive any compensation for his service as a member of our Board of Directors during 2018. Dr. Murray's compensation for service as an employee for 2018 is presented above in the "Executive Compensation—Summary Compensation Table" section of this Proxy Statement/Circular.

Director Compensation Table

        The following table summarizes the compensation of our non-executive directors who served during fiscal 2018:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Frank Torti, M.D.	5,707	156,640	—	162,347
Daniel Burgess	70,005	110,220	—	180,225
Richard C. Henriques	78,010	110,220	—	188,230
Keith Manchester, M.D.	47,500	110,220	—	157,720
Myrtle S. Potter	9,000	157,960	—	166,960
James Meyers	13,000	157,960	—	170,960
Vivek Ramaswamy(3)	54,293	110,143	—	164,436
Herbert Conrad(4)	65,961	110,143	—	176,104

(1)
The amounts in this column represent the full grant date fair value for awards granted during 2018, all of which were in the form of stock options. The grant date fair value of the options was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts do not necessarily correspond to the actual value that may be realized by the director in connection with his or her option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 12, Stock-based Compensation) included in our Annual Report.

(2)
The following table shows the aggregate number of outstanding shares underlying outstanding options and deferred stock units held by our non-executive directors as of December 31, 2018:

Name	Outstanding Option Awards
Frank Torti, M.D.	44,000
Daniel Burgess	94,000
Richard C. Henriques	74,000
Keith Manchester, M.D.	113,915
Myrtle S. Potter	44,000
James Meyers	44,000
Vivek Ramaswamy	59,000
Herbert Conrad	74,000
(3)
Reflects amounts paid to Mr. Ramaswamy in 2018 for service through November 26, 2018, the date of his resignation as Chairman of our Board of Directors and as a member of our Board of Directors.

(4)
Reflects amounts paid to Mr. Conrad in 2018 for service through October 18, 2018, the date of his resignation as a member of our Board of Directors.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        At Arbutus' 2011 Annual General and Special Meeting of Shareholders, Shareholders approved the 2011 Omnibus Share Compensation Plan (the "2011 Plan") and 273,889 Common Shares for issuance under the 2011 Plan. Arbutus' pre-existing 2007 Omnibus Compensation Plan (the "2007 Plan") was limited to the granting of stock options as equity incentive awards whereas the 2011 Plan also allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units. The 2011 Plan replaced the 2007 Plan. The 2007 Plan will continue to govern the options granted thereunder. No further options will be granted under Arbutus' 2007 Plan, but any 2007 Plan options that are canceled or forfeited will be available for grant under the 2011 Plan. Since the 2011 Plan was approved, Shareholders have approved an additional 4,850,726 Common Shares for issuance under the 2011 Plan.

        At the 2016 Annual General and Special Meeting, our Shareholders approved certain amendments to the 2011 Plan. There was an amendment to the 2011 Plan in order for certain awards to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code by including an individual limit of Common Shares that may be issued to any one participant within any one year period equal to the lesser of: (i) 5% of the total number of outstanding Common Shares of Arbutus on a non-diluted basis and; (ii) 2,500,000 Common Shares (subject to certain adjustment provisions under the 2011 Plan). However, the US Tax Cuts and Jobs Act, which was enacted on December 22, 2017, eliminated the exemption from the $1.0 million deduction limitation for performance-based compensation. There were also amendments to address certain administrative matters as follows:

  (a)
  To change all references from "Tekmira Pharmaceuticals Corporation" to "Arbutus Biopharma Corporation";

  (b)
  To restrict, with limited exceptions, the Compensation Committee's power, without prior Shareholder approval, to effect any re-pricing of any previously granted "underwater" options or tandem stock appreciation rights;

  (c)
  To clarify the treatment of certain awards subject to Section 409A of the Code; and

  (d)
  To make certain conforming amendments to the 2011 Plan to reflect the above.

        The above is a summary only, and is qualified in its entirety by the full text of the 2011 Plan, as amended.

        At the 2016 Annual General and Special Meeting, our Shareholders approved a new 2016 Omnibus Share and Incentive Plan (the "2016 Plan") which provides for the issuance of an additional 5,000,000 Common Shares. The 2016 Plan is filed on EDGAR and is posted on the Company's website at www.arbutusbio.com.

        Since January 1996, the equivalent of 2,190,793 Common Shares have been issued pursuant to the exercise of options granted under Arbutus' equity compensation plans (which represents approximately 3.9% of the Company's issued and outstanding Common Shares), and as of March 31, 2019, there were 7,780,248 Common Shares of Arbutus subject to options outstanding under Arbutus' equity compensation plans (which represents approximately 13.7% of the Company's current issued and outstanding Common Shares). The number of Common Shares of Arbutus remaining available for future grants as at March 31, 2019 was 2,109,706 (which represents approximately 3.7% of the Company's issued and outstanding Common Shares).

Additional Shares Subject to Issue Under Historical Equity Compensation Plans

        On March 4, 2015, as a condition of the acquisition of Arbutus Inc., the Company reserved 184,332 Common Shares (which represents approximately 0.3% of the Company's issued and outstanding Common Shares as at March 31, 2019) for the exercise of up to 183,040 Arbutus Inc. share options ("Arbutus Inc. Options"). The shares reserved are equal to the same number of Common Shares that would have been received had the options been exercised at the time of the merger with Arbutus Inc. The Arbutus Inc. Options are not part of Arbutus's 2016, 2011 or 2007 Plans and the Company is not permitted to grant any additional Arbutus Inc. stock options. As at March 31, 2019, 84,341 Arbutus Inc. Options had been exercised and Arbutus Inc. Options equating to 99,991 Common Shares remained outstanding. The outstanding Arbutus Inc. Options have exercise prices ranging from US$0.56 to US$0.58 and expire on dates ranging from November 12, 2024 to December 7, 2024.

Equity Compensation Plan Information

        The following table sets forth information regarding our equity compensation plans as of December 31, 2018:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options(1)(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2007, 2011 and 2016 Plans	6,558,588	$6.05	3,313,708	(2)
Arbutus Inc. Options (OnCore)	140,273	0.56	—
Equity compensation plans not approved by security holders:
Designated Plans	150,000	$7.27	—

Total	6,848,861		3,313,708

(1)
Options granted under the 2007 and 2011 Plans up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted under the 2011 Plan after March 3, 2015 have a US dollar denominated exercise price. For options with exercise prices denominated in Canadian dollars, in order to calculate a weighted-average exercise price for the purpose of the table, exercise prices have been converted to US dollars using the December 31, 2018 Reuters closing exchange rate of .7331.

(2)
The 2016 Plan and 2011 Plan had 2,417,496 shares and 896,212 shares, respectively, available for future issuance as of December 31, 2018.

RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

        Our Board of Directors has a written policy for reviewing and approving transactions between the Company and its related persons, including directors, director nominees, executive officers, 5% Shareholders and their immediate family members and affiliates. In determining whether to authorize, approve and/or ratify a related party transaction, our Audit Committee may use any process and review any information that it determines is reasonable in light of the circumstances in order to determine if such transaction is fair and reasonable and on terms no less favorable to us than could be obtained in a comparable arm's length transaction with an unrelated third party.

        All of the transactions described below under "Certain Relationships and Related Party Transactions" were entered into pursuant to this policy.

Certain Relationships Transactions and Related Party Transactions

        The following includes a summary of transactions since January 1, 2017 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, director nominees, executive officers or beneficial owners of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described in the "Executive Compensation" and "Director Compensation" sections of this Proxy Statement/Circular.

Preferred Share Financing

        On October 16, 2017, we closed the sale of 500,000 Preferred Shares to Roivant for gross proceeds of $50.0 million. A second financing of $66.4 million for 664,000 Preferred Shares closed on January 12, 2018, following receipt of the approval by Arbutus' Shareholders on January 11, 2018. The Preferred Shares are non-voting and are convertible into Common Shares at a conversion price of $7.13 per share (which represents a 15% premium to the closing price of $6.20 per share on October 16, 2017). The purchase price for the Preferred Shares plus an amount equal to 8.75% per annum, compounded annually, will be subject to mandatory conversion into approximately 23 million Common Shares on October 16, 2021 (subject to limited exceptions in the event of certain fundamental corporate transactions relating to Arbutus' capital structure or assets, which would permit earlier conversion at Roivant's option). After conversion of the Preferred Shares into Common Shares, based on the number of Common Shares outstanding on March 31, 2019, Roivant would hold approximately 49.0% of the Company's Common Shares. Roivant has agreed to a four year lock-up period for this investment and its existing holdings in Arbutus. Roivant has also agreed to a four year standstill whereby Roivant will not acquire greater than 49.99% of the Company's Common Shares or securities convertible into Common Shares.

LNP Delivery Transaction

        On April 11, 2018, the Company and Roivant entered into various agreements to launch Genevant Sciences Ltd. ("Genevant"), a jointly-owned company solely focused on the discovery, development and commercialization of novel RNA-based therapeutics enabled by the Company's proprietary lipid nanoparticle and ligand conjugate delivery technologies ("Delivery Technologies"), (the "LNP Delivery Transaction").

        In connection with the formation of Genevant, the Company, Roivant and Genevant entered into a Master Contribution and Share Subscription Agreement, a Shareholders Agreement, and a Cross License Agreement, each dated April 11, 2018 (collectively, the "Principal Transaction Agreements").

        Under the terms of the Principal Transaction Agreements, among other things:

          1.     The Company agreed to license to Genevant certain rights to its Delivery Technologies to enable Genevant to develop products and pursue industry partnerships with a view to building a diverse pipeline of RNA-based therapeutic, apart from HBV applications to which the Company continues to hold exclusive rights. The Company will be entitled to a tiered royalty from Genevant on future sales of products enabled by those delivery platforms.

          2.     Roivant owns 22,500,000 common shares of Genevant, and Arbutus contributed certain to Genevant in exchange for 22,500,000 common shares of Genevant. As a result, as of April 11, 2018, each of Roivant and Arbutus owned 50% of the outstanding common shares of Genevant.

          3.     Arbutus granted to Genevant a worldwide, exclusive (unless unavailable, then non-exclusive) and sublicensable license to Arbutus's intellectual property relating to the Delivery Technologies (subject to certain use and field limitations), and Genevant granted to Arbutus a worldwide exclusive and sublicensable license to any intellectual property that is owned or licensed by Genevant for use by Arbutus in the field of HBV.

          4.     Roivant agreed to contribute $37.5 million in transaction-related seed capital for Genevant, consisting of an initial $22.5 million investment and a subsequent investment of $15 million at a pre-determined, stepped-up valuation. As of March 31, 2019, Arbutus held an equity interest in Genevant of approximately 40%.

Service Agreements

        During 2018, the Company purchased certain research and development services from Roivant, which are billed at agreed hourly rates and reflective of market rates for such services. The total cost of these services was $644,000 during 2018.

        During 2018, the Company purchased certain research and development services from Genevant. These services are billed at agreed hourly rates and reflective of market rates for such services. The total cost of these services was $398,000 during 2018. Conversely, Genevant purchased certain administrative and transitional services from the Company totaling $226,000 during 2018. In addition, Genevant has a sublease for 17,900 square feet in the Company's Burnaby facility. Anticipated sublease income from Genevant to the completion of the Burnaby lease of $466,000 was netted against site consolidation costs in 2018.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% Shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2018, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our Common Shares met the filing requirements on a timely basis except that the Statements of Changes of Beneficial Ownership of Securities on Form 4 filed by each of Daniel Burgess, Vivek Ramaswamy, Herbert Conrad and Keith Manchester on June 22, 2018 and by Richard Henriques on June 25, 2018, respectively, were not filed before the end of the second business day following the day on which the transaction resulting in a change in beneficial ownership had been consummated due to delays in obtaining the applicable reporting person's filing codes.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Recent Change in Independent Registered Public Accounting Firm

        KPMG's term will expire at the Meeting. On April 19, 2019, our Audit Committee approved the appointment of EY to serve as our independent registered accounting firm for the fiscal year ending December 31, 2019, subject to shareholder approval at the Meeting. The appointment of EY to replace KPMG as our independent registered public accounting firm at the Meeting is due primarily to the relocation of our operations from our facility in Burnaby, British Columbia, Canada to our facility in Warminster, Pennsylvania and not the result of any disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

        The audit reports of KPMG on our consolidated financial statements as of and for the year ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows.

        KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2018 and 2017, contained a separate paragraph stating that "As discussed in Note 2 to the consolidated financial statements, the Company has changed its accounting policies for revenue recognition as of January 1, 2018 due to the adoption of ASC 606—Revenue from Contracts with Customers."

        During the two-year period ended December 31, 2018, and the subsequent interim period ended March 31, 2019, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in their report on the financial statements for such fiscal year, and (ii) there were no "reportable events," as that term is described in Item 304(a)(1)(v) of Regulation S-K.

        We requested that KPMG furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter dated April 23, 2019, is filed as an exhibit to a Current Report on Form 8-K filed with the SEC on April 23, 2019.

        During the two most recent fiscal years, neither we, nor anyone acting on our behalf, consulted with EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report nor oral advice was provided that EY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firm

        The following table sets forth all fees paid or accrued by us for professional services rendered by KPMG during the years ended December 31, 2018 and 2017:

	2018(3)	2017(4)
Audit Fees(1)	$504,789	$279,615
Audit-Related Fees	—	—
Tax Fees(2)	170,251	105,778
All Other Fees	—	—

Total	$675,041	$385,393

(1)
Annual audit, quarterly reviews, internal controls, consents, comfort letters, and review of prospectus.

(2)
Tax compliance and tax advisory services.

(3)
Where fees were billed in Canadian dollars, they have been converted to US dollars at the Bank of Canada average rate for 2018 of 1.30 Canadian dollars to every US dollar.

(4)
Where fees were billed in Canadian dollars, they have been converted to US dollars at the Bank of Canada average rate for 2017 of 1.30 Canadian dollars to every US dollar.

Audit Committee Pre-Approval Policies and Procedures

        Our Audit Committee charter provides that our Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent registered public accounting firm before it is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate, and has in the past delegated, its authority to pre-approve services to one or more Committee members provided that the designees present the pre-approvals to the full Committee at the next Committee meeting. In 2018 and 2017, all audit and non-audit services performed by our independent registered public accounting firm were pre-approved by our Audit Committee to assure that such services do not impair the independent registered public accounting firm's independence from us.

Attendance at Annual General Meeting

        Representatives from KPMG are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Representatives of EY are not expected to be present at the Meeting.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee assists our Board of Directors in overseeing and monitoring the Company's accounting, financial reporting and internal audit processes and the external audit of the Company's financial statements. The Audit Committee operates pursuant to a written charter that is available on the "Investors—Corporate Governance" section of our website at www.arbutusbio.com.

        Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. KPMG, our independent registered public accounting firm for 2018, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee is responsible for assisting our Board of Directors in overseeing the conduct of these activities by management and the independent registered public accounting firm. In fulfilling its oversight responsibilities with respect to our audited consolidated financial statements for the year ended December 31, 2018, our Audit Committee took the following actions:

  •
  reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2018;

  •
  discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board (the "PCAOB") concerning the conduct of the audit;

  •
  discussed with KPMG their independence, and received from KPMG the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB; and

  •
  discussed with KPMG, with and without management present, the scope and results of KPMG's audit of the financial statements for the year ended December 31, 2018, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

        Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Respectfully submitted,
MEMBERS OF THE AUDIT COMMITTEE
Richard C. Henriques (Chair) Daniel Burgess James Meyers

ADDITIONAL INFORMATION

Availability of Annual Report on Form 10-K

        A copy of our 2018 Annual Report to Shareholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2018, has been made available or mailed concurrently with this Proxy Statement/Circular, without charge, to Shareholders entitled to notice of and to vote at the Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible Shareholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Corporate Secretary, 701 Veterans Circle, Warminster Pennsylvania 1974.

Interest of Certain Persons or Companies in Matters to be Acted Upon

        Excluding the Preferred Shares, Roivant is the beneficial owner of 28.2% of Arbutus' issued and outstanding Common Shares. Assuming no changes to the capital structure of the Company, following the conversion of the 1,164,000 Preferred Shares issued in connection with the Underlying Common Shares, Roivant would own approximately 49.0% of the Company's issued and outstanding Common Shares. Drs. Torti and Manchester and Ms. Potter were nominated by Roivant to serve on our Board of Directors pursuant to the Governance Agreement. As of the date hereof, Dr. Torti serves as the Vant Investment Chair for Roivant Pharma, a subsidiary of Roivant, Dr. Manchester is a director of Roivant and Ms. Potter serves as the Vant Operating Chair for Roivant Pharma. The foregoing disclosure in this paragraph is based upon information supplied by the named directors and executive officers.

Interests of Informed Persons in Material Transactions

        Roivant is an "informed person" (as defined in National Instrument 51-102—Continuous Disclosure Obligations) as a result of beneficially owning more than 10% of the voting rights attached to Arbutus' issued and outstanding Common Shares. Drs. Torti and Manchester and Ms. Potter were nominated by Roivant to serve on our Board of Directors pursuant to the Governance Agreement. As of the date hereof, Dr. Torti serves as the Vant Investment Chair for Roivant Pharma, a subsidiary of Roivant, Dr. Manchester is a director of Roivant and Ms. Potter serves as the Vant Operating Chair for Roivant Pharma. Each of Drs. Torti and Manchester and Ms. Potter is an "informed person" (as defined in National Instrument 51-102—Continuous Disclosure Obligations) of the Company by virtue of being a director of the Company.

        Roivant had a material interest in the LNP Delivery Transaction. The material terms of the LNP Delivery Transaction and Roivant's interests therein are described under the heading "LNP Delivery Transaction."

        The address of Roivant is Suite 1, 3rd Floor, 11-12 St. James's Square, London, SW1Y 4LB, United Kingdom. The foregoing disclosure in this paragraph is based upon information supplied by the named directors and executive officers.

        To the Company's knowledge, no "informed person" (as defined in National Instrument 51-102—Continuous Disclosure Obligations) or any associate or affiliate of any such informed person had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries since the beginning of the most recently completed financial year, other than as set out herein.

Management Contracts

        There are no management functions of the Company which are performed by an individual or company other than the directors or executive officers of the Company or a subsidiary.

Additional Information

        Additional information relating to Arbutus, including Arbutus' most current Annual Report on Form 10-K for the fiscal year ended December 31, 2018, the consolidated financial statements of Arbutus for the fiscal year ended December 31, 2018, together with the report of the independent registered public accounting firm thereon and management's discussion and analysis of Arbutus' financial condition and results of operations for fiscal 2018 which provide financial information concerning Arbutus can be found on the Canadian Securities Administrators' System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the website of the SEC at www.sec.gov. Copies of those documents, as well as any additional copies of this Proxy Statement/Circular, are available at no cost upon written request to the Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974. Additionally, the reports and other information filed by us with the SEC can be found on the SEC's website at www.sec.gov.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

        SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more Shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that Shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statement/circulars, proxy statements combined with a prospectus and information statements.

        If your household would like to receive single rather than duplicate mailings in the future, and you are a Registered Shareholder, please write to AST Trust Company (Canada), PO Box 700, Station B, Montreal, PQ, H3B 3K3, call 800-387-0825 (in North America); 416-682-3860 (outside of North America), or email inquiries@astfinancial.com. Each Shareholder will continue to receive a separate proxy card. If an Intermediary or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain Intermediaries will eliminate duplicate account mailings by allowing Shareholders to consent to such elimination, or through implied consent if a Shareholder does not request continuation of duplicate mailings. Since not all Intermediaries and nominees offer Shareholders the opportunity to eliminate duplicate mailings, you may need to contact your Intermediary or nominee directly to discontinue duplicate mailings from your Intermediary to your household.

        Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please contact AST Trust Company (Canada) as specified above.

NOTICE TO SHAREHOLDERS IN THE UNITED STATES

        The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada and securities laws of the provinces of Canada.

        The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that Arbutus is incorporated under the BCBCA and a substantial portion of its assets are located outside the United States. Shareholders may not be able to sue a foreign company in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company to subject itself to a judgment by a United States court.

SOLICITATION OF PROXIES

        We pay for preparing, printing and mailing this Proxy Statement/Circular. Our directors, executive officers and employees may, without additional compensation, solicit proxies in person or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our Beneficial Shareholders.

APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

        The contents and mailing to Shareholders of this Proxy Statement/Circular have been approved by our Board of Directors.

Frank Torti, M.D., Chairman of the Board of Directors

April 23, 2019

 EXHIBIT A
MANDATE OF THE BOARD OF DIRECTORS

        This Mandate of the Board of Directors (the "Board") of Arbutus Biopharma Corporation (the "Company") outlines the responsibilities of the Company's Board, and identifies the personal and professional conduct expected of its directors.

GENERAL BOARD RESPONSIBILITIES

        It is the responsibility of the Board to oversee the direction and management of the Company in accordance with the Company's Articles, the Business Corporations Act (British Columbia) (the "BCBCA"), and the applicable requirements of such securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, the rules and regulations of the United States Securities and Exchange Commission, and the rules and regulations of the Canadian provincial and federal securities regulatory authorities, in all cases as may be modified or supplemented (collectively referred to herein as the "Rules"), while adhering to the highest ethical standards. Specific tasks and actions of the Board in fulfilling these general responsibilities are as follows:

Strategic Planning & Budgets

  •
  Meet at least annually to review the Company's strategic business plan proposed by management, which takes into account, among other things, the opportunities and risks of the Company's business, and includes a statement of the Company's vision, mission and values, and to adopt such a plan with such changes as the Board deems appropriate.

  •
  Review the Company's corporate objectives, financial plans and budgets proposed by management and adopt the same with such changes as the Board deems appropriate.

  •
  In connection with such reviews, the Board shall seek to provide a balance of long-term versus short-term orientation towards the Company's vision, mission and values.

Review of Corporate Performance

  •
  Review the Company's performance against strategic plans, corporate objectives, financial plans and budgets.

Chair of the Board

  •
  Appoint a Chair of the Board and review annually the Position Description for the Chairman.

Lead Director

  •
  If the Chair of the Board is not independent under the Rules, consider, if determined appropriate, appointing a Lead Director and, if applicable, prepare and review annually the Position Description for the Lead Director.

Executive Officers

  •
  Approve the hiring of executive officers.

  •
  Evaluate the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

  •
  Establish, and review annually, the Position Description for the Chief Executive Officer, and the job descriptions for the executive officers, as deemed necessary.

  •
  Evaluate executive officers' performance and replace executive officers where necessary.

  •
  Consider succession planning and the appointment, training and monitoring of executive officers, including any recommendations from the Corporate Governance and Nominating Committee.

  •
  Confirm with management that all executive officers have current employment, non-competition and confidentiality agreements.

  •
  Review major Company organizational and staffing issues.

Corporate Disclosure

  •
  Review annually the Company's Corporate Disclosure Policy and evaluate Company compliance with the policy, including general communications with analysts, investors and other key stakeholders.

Systems Integrity

  •
  Confirm with the Audit Committee that it has reviewed and discussed the adequacy of the Company's internal financial reporting controls and management information systems.

  •
  Review, adopt and confirm distribution to appropriate personnel of the Company's Code of Business Conduct for Directors, Officers and Employees and other governing policies, as applicable. Review and evaluate, as deemed necessary, whether the Company and its executive officers conduct themselves in an ethical manner and in compliance with the applicable Rules, audit and accounting principles and the Company's own governing policies.

  •
  Provide for free and full access by the Board to management regarding all matters of compliance and performance.

Material Transactions

  •
  Review and approve any material transactions outside of the corporate budget.

BOARD STRUCTURE AND FUNCTION

Composition of the Board of Directors and Independence

  •
  Ensure that the majority of directors are independent pursuant to the Rules.

Annual Disclosure of Director Independence

  •
  Publicly disclose in the Company's annual proxy statement, information circular or other regulatory filing conclusions as to the independence of the directors as required by the Rules.

Meetings of Independent Directors

  •
  Ensure that independent directors (as determined under the Rules) have regularly scheduled meetings at which only independent directors are present.

Board Assessment

  •
  Review and discuss the Corporate Governance and Nominating Committee's annual assessment of the performance of the Board, including Board committees.

Outside Advisors for Directors

  •
  Ensure that the Board and each committee of the Board are permitted to engage outside advisors at the Company's expense as they deem appropriate.

Director Succession

  •
  Ensure, as deemed appropriate, that there is a succession plan for directors.

Compensation of Non-Employee Directors

  •
  Annually review and approve the compensation to be paid to independent directors as recommended by the Compensation Committee.

Review of Board Materials, Attendance at Meetings, etc.

  •
  Advise Board members to review available Board meeting materials in advance, attend an appropriate number of Board meetings and committee meetings, as applicable, and devote the necessary time and attention to effectively carry out the Board's responsibilities.

Perform other Functions Prescribed by the Articles, the BCBCA and the Rules

  •
  Perform such other functions as prescribed by the Company's Articles, the BCBCA and the Rules.

Audit Committee

  •
  Delegate general responsibility to the Audit Committee those matters outlined in the Charter of the Audit Committee, which may include, among other things:

  •
  overseeing and evaluating the performance, and assessing the qualifications, of the Company's independent registered public accounting firms and recommending to the Board the nomination and if applicable, the replacement of, and compensation to be paid to, the independent registered public accounting firms for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services;

  •
  subject to the appointment of the independent registered public accounting firms by the Company's Shareholders, determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent registered public accounting firms to perform all proposed audit, review or attest services;

  •
  determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent registered public accounting firms to perform any proposed permissible non-audit services;

  •
  reviewing the Company's financial statements and management's discussion and analysis of financial condition and results of operations and recommending to the Board whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by the Board;

  •
  reviewing and discussing with management, the Board and the independent registered public accounting firms, as appropriate, the Company's guidelines and policies with respect to risk assessment and risk management and any certain and specific risks to the Company, and ensuring the implementation of appropriate systems to manage such risks, and the Audit Committee shall have the authority to delegate such responsibilities to another committee of the Board;

    •
    conferring with the independent registered public accounting firms and with management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

    •
    establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters, and reviewing such procedures annually;

    •
    reviewing and discussing with the independent registered public accounting firms and management any legal matters, tax assessments, and any other matters which raise material issues regarding the Company's financial statements or accounting policies and the manner in which these matters have been disclosed in the Company's public filings;

        all as more specifically set out in the Charter of the Audit Committee.

  •
  Appoint Board members to fill any vacancy in the Audit Committee.

  •
  Ensure that all members of the Audit Committee are:

  •
  independent under the Rules;

  •
  financially literate such that he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements; and

  •
  compliant with any other requirements under the Rules.

  •
  Promote that, whenever possible, the Audit Committee have one member who is an audit committee financial expert as is currently defined under the Rules.

  •
  Review annually the Charter of the Audit Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Executive Compensation and Human Resources Committee

  •
  Delegate general responsibility to the Executive Compensation and Human Resources Committee (the "Compensation Committee") those matters outlined in the Charter of the Executive Compensation and Human Resources Committee, which may include, among other things:

  •
  reviewing and recommending to the Board the salary, bonus, equity compensation and any other compensation and terms of employment of the Company's Chief Executive Officer, with consideration given to the corporate goals and objectives of the Company relevant thereto;

  •
  reviewing and recommending to the Board the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for other executive officers of the Company;

  •
  reviewing and recommending to the Board the Company's overall compensation plans and structure, including without limitation incentive-compensation and equity-based plans;

  •
  reviewing and recommending to the Board the compensation to be paid to independent Board members, including any retainer, Committee and Committee chair fees and/or equity compensation;

  •
  overseeing an evaluation of management succession planning;

        all as more specifically set out in the Charter of the Compensation Committee.

  •
  Appoint Board members to fill any vacancy in the Compensation Committee.

  •
  Ensure that all members of the Compensation Committee are independent under the Rules.

  •
  Review annually the Charter of the Executive Compensation and Human Resources Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Corporate Governance and Nominating Committee

  •
  Delegate general responsibility to the Corporate Governance and Nominating Committee those matters outlined in the Charter of the Corporate Governance and Nominating Committee, which may include, among other things:

  •
  establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

  •
  reviewing and assessing the performance of the Board, including Board committees, seeking input from management, the Board and others;

  •
  providing continuing education opportunities for Board members;

  •
  the annual evaluation of the Board;

  •
  developing and periodically reviewing a set of corporate governance principles for the Company;

        all as more specifically set out in the Charter of the Corporate Governance and Nominating Committee.

  •
  Appoint Board members to fill any vacancy in the Corporate Governance and Nominating Committee.

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  Ensure that all members of the Corporate Governance and Nominating Committee are independent under the Rules.

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  Review annually the Charter of the Corporate Governance and Nominating Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Amendments to this Mandate of the Board of Directors

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  Annually review this Mandate and propose amendments to be ratified by the Board.

PERSONAL AND PROFESSIONAL CHARACTERISTICS OF BOARD MEMBERS

        The following characteristics and traits outline the framework for the recruitment and selection of Board nominees:

Leadership and Experience

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  Nominees must demonstrate exceptional leadership traits and a high level of achievement in their personal and professional lives that reflects high standards of personal and professional conduct.

Contribution

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  Nominees must demonstrate their capacity to contribute the requisite skills, resources and time necessary to effectively fulfill their duties as a Board member.

Conduct and Accountability

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  Nominees must demonstrate the highest ethical standards and conduct in their personal and professional lives, and make and be accountable for their decisions in their capacity as Board members.

Judgment

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  Nominees must demonstrate a capacity to provide sound advice on a broad range of industry and community issues.

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  Nominees must have or develop a broad knowledge base of the Company's industry in order to understand the basis from which corporate strategies are developed and business plans produced.

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  Nominees must be able to provide a mature and useful perspective as to the business plan, strategy, risks and objectives of the Company.

Teamwork

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  Nominees must demonstrate that they will put Board and Company performance ahead of individual achievements.

Communication

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  Nominees must demonstrate a willingness to listen as well as to communicate their opinions openly and in a respectful manner.

EXHIBIT B
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.     Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Arbutus Biopharma Corporation (the "Company") shall be to act on behalf of the Board in fulfilling the Board's oversight responsibilities with respect to: (i) the Company's corporate accounting, financial reporting practices and audits of financial statements, (ii) the Company's systems of internal accounting and financial controls; (iii) the quality and integrity of the Company's financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as the Company's independent outside auditors (the "Auditors").

II.    Composition and Meetings

        A.    Composition. The Committee shall consist of at least three members of the Board, all of whom shall be non-executive directors of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Committee. Each member shall meet the independence and financial literacy and experience requirements of all applicable laws and of the NASDAQ Global Market and similar requirements of such other securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, including the Toronto Stock Exchange, the rules and regulations of the United States Securities and Exchange Commission ("SEC"), the rules and regulations of the Canadian provincial and federal securities regulatory, in all cases as may be modified or supplemented (collectively, the "Rules"), subject to any exceptions or exemptions permitted by the Rules. Each member shall meet such other qualifications for membership on an audit committee as are established from time to time by the Rules. At least one member shall, unless the Board determines otherwise, be an audit committee financial expert as defined by the rules of the SEC. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee's Chair shall be designated by the Board, or if it does not do so, the Committee members shall elect a Chair by vote of a majority of the full Committee.

        B.    Meetings. The Committee will hold at least four regular meetings per year and additional meetings as the Committee deems appropriate. Meetings will be conducted, in whole or in part, without the presence of members of management. Meetings may be called by the Chair of the Committee or the Chair of the Board. Meetings may also be convened at the request of the Auditors where, as determined by the Auditors, certain matters should be brought to the attention of the Committee, the Board or the Company's shareholders.

III.  Minutes and Reports

        Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chair of the Committee will report to the Board from time to time, or whenever so requested by the Board.

IV.   Authority

        The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder.

        The Committee shall have authority to retain, and set and pay the compensation for, at the Company's expense, advice and assistance from internal and external legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Company shall make available to the Committee all funding necessary or appropriate for the Committee to carry out its duties, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Committee; and (iii) ordinary administrative expenses of the Committee. SEC Rule 10A-3 The Committee shall recommend to the Board for its approval expenditures for external resources that are expected to be material and outside the ordinary course of the Committee's practices.

        The Committee shall have authority to require that any of the Company's personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

V.     Responsibilities

        The operation of the Committee shall be subject to and in compliance with the provisions of the articles of the Company and the Rules, each as in effect from time to time, subject to any permitted exceptions or exemptions thereunder. Any action by the Board with respect to any of the matters set forth below shall not be deemed to limit or restrict the authority of the Committee to act under this Charter, unless the Board specifically limits such authority.

        The Auditors shall report directly to the Committee. The Committee shall oversee the Company's financial reporting process on behalf of the Board.

        To implement the Committee's purpose, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by the Rules, deviate from these activities as appropriate under the circumstances:

          1.     Oversight, Evaluation and Recommendation to the Board. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company. The Committee shall evaluate the performance of the Auditors, assess their qualifications (including their internal quality-control procedures and any material issues raised by the Auditor's most recent internal quality-control or peer review or any investigations by regulatory authorities) and recommend to the Board: (a) the Auditors to be nominated for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company; (b) replacement of the Auditors, if necessary, as so determined by the Committee; and (c) the compensation of the Auditor.

          2.     Approval of Audit Engagements. Subject to applicable corporate law as to the appointment formalities of the Company's Auditors, the Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, and the compensation to be paid to the Auditors, which approval may be pursuant to pre-approval policies and procedures, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

          3.     Approval of Non-Audit Services. The Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions or exemptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with the Rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

          4.     Audit Partner Rotation. The Committee shall monitor and ensure the rotation of the partners of the Auditors on the Company's audit engagement team as required by applicable laws and rules.

          5.     Hiring Practices. The Committee shall review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former Auditors. The Committee shall ensure that no individual who is, or in the past 12 months has been, affiliated with or employed by a present or former Auditor or an affiliate, is hired by the Company as a senior officer until at least 12 months after the end of either the affiliation or the auditing relationship.

          6.     Auditor Conflicts. At least annually, the Committee shall receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, shall consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence, and shall assess and otherwise take appropriate action to oversee the independence of the Auditors. In particular, the Committee shall receive at least annually the written disclosure and letter from the Auditors required under applicable auditor rules regarding the Auditors' communications with the Committee regarding independence, and shall discuss the independence of the Auditors with the Auditors. Item 407(d) of Regulation S-K

          7.     Audited Financial Statement Review. The Committee shall review, upon completion of the audit, the Company's financial statements, including the related notes and the management's discussion and analysis of financial condition and results of operations, prior to the same being publicly disclosed, and shall recommend whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by the Board and whether the financial statements should be included in the Company's annual report.

          8.     Annual Audit Results. The Committee shall discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards.

          9.     Quarterly Results. The Committee shall discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements, including the related notes and the management's discussion and analysis of financial condition and results of operations prior to the same being filed with applicable regulatory authorities, any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards and shall recommend whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by the Board or, if such power is delegated by the Board, approve such quarterly financial statements on behalf of the Board.

          10.   Annual and Interim Financial Press Releases. The Committee shall review with management annual and interim financial press releases before the Company publicly discloses this information.

          11.   Financial Information Extracted From Financial Statements. The Committee shall ensure that adequate procedures are in place for review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements (for clarity, financial information other than the Company's financial statements and management's discussion and analysis of financial condition and results of operations referred to in Section 7 and annual and interim earnings press releases referred to in Section 10) and the Committee shall periodically assess the adequacy of those procedures.

          12.   Accounting Principles and Policies. The Committee shall review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including, without limitation, quarterly reports from the Auditors on: (a) critical accounting policies and practices to be used; (b) all alternative treatments of financial information within United States GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; (c) other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) other material items discussed with management and any other significant reporting issues and judgments. SEC Rule 10A-3, Section 10A(k) of the Securities Exchange Act.

          13.   Management Cooperation with Audit. The Committee shall review and discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any significant difficulties encountered in the course of the audit work, any restrictions on the scope of their activities or access to requested records, data and information, significant disagreements with management, and management's response, if any. Item 407(d) of Regulation S-K

          14.   Management Letters. The Committee shall review with the Auditors and, if appropriate, management, any management or internal control letters issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

          15.   Disagreements Between Auditors and Management. The Committee shall review with the Auditors and management, and shall be directly responsible for the resolution of, any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies.

          16.   Internal Financial Reporting Controls. The Committee shall confer with the Auditors and with the management of the Company regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies. The Committee shall review with the Auditors and with the management of the Company the progress and findings of their efforts related to any documentation, assessment and testing of internal financial reporting controls required to comply with the Rules, including, without limitation, Section 404 of the Sarbanes-Oxley Act of 2002.

          17.   Separate Sessions. At least once each fiscal quarter, the Committee shall meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

          18.   Complaint Procedures. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures shall be reviewed annually by the Committee and any suggested changes shall be submitted to the Board for its approval.

          19.   Regulatory and Accounting Initiatives. The Committee shall review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

          20.   Material Issues Regarding Financial Statements or Accounting Policies. The Committee shall review with the Auditors and management any legal matters, tax assessments, correspondence with regulators or Governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and the manner in which these matters have been disclosed in public filings, if applicable.

          21.   Correction of Financial Statements. The Committee shall review with Auditors and management management's process for identifying, communicating and correcting misstatements, understanding management tolerance for unadjusted misstatements, and assess the effect of corrected and uncorrected misstatements, if any, on the Company's financial statements.

          22.   Officer's Certifications Regarding Financial Statements. The Committee shall receive and review the Chief Executive Officer and Chief Financial Officer certifications of quarterly and annual financial statements.

          23.   Related Party Transactions. The Committee shall review, oversee and approve, in advance, related-party transactions and review other issues arising under the Company's Code of Business Conduct for Directors, Officers and Employees or similar policies.

          24.   Investigations. The Committee shall investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

          25.   Legal Matters. The Committee shall review with the Company's external counsel and/or internal legal personnel any legal matters that may have a material impact on the Company's financial statements, compliance policies or internal accounting or financial reporting controls and shall review any material reports or inquiries received from securities regulatory authorities, any securities exchange or quotation system or any other governmental agency.

          26.   Code of Business Conduct. The Committee shall ensure that the Company has a published code of business conduct that covers financial matters, and shall monitor the application of the code of business conduct. Any waivers from the code of business conduct that are granted for the benefit of the Company's Board members or executive officers should be granted by the Board or the Committee only.

          27.   Proxy Report. The Committee shall prepare any report or other disclosure required by the Rules to be prepared by it and included in the Company's annual proxy statement, information circular or other regulatory filing.

          28.   Charter. The Committee shall review, discuss and assess annually its own performance and the adequacy of this Charter, as well as the Committee's role and responsibilities as outlined in this Charter. The Committee shall submit any suggested changes to the Board for its approval.

          29.   Report to Board. The Committee shall report to the Board with respect to material issues that arise regarding the quality or integrity of the Company's financial statements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

          30.   Investment Risk Assessment and Management. The Committee shall review and discuss with management and the Auditors, as appropriate, the Company's guidelines and policies with respect to investment risk assessment and management, including the Company's major financial risk exposures, the Company's investment and hedging policies, and the steps taken by management to monitor and control these exposures.

          31.   Reports on Illegal Acts. The Committee shall at least annually ensure that it has received any required information and reports from the Auditors with respect to illegal acts detected by the Auditors or to which the Auditors became aware. Section 10A(b) of the Securities Exchange Act of 1934

          32.   Other Responsibilities. The Committee shall perform such other functions as may be assigned to the Committee by law, by the Company's articles or bylaws or by the Board.

          33.   General Authority. The Committee shall perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the forgoing.

        It shall be management's responsibility to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. It is not the duty of the Committee to (1) plan or conduct audits; (2) determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; or (3) to assure compliance with laws and regulations and the Company's policies generally. Furthermore, it is the responsibility of the Chief Executive Officer, Chief Financial Officer and other senior management to avoid and minimize the Company's exposure to risk, and while the Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Committee is not the sole body responsible. The Auditors shall be accountable to the Committee as representatives of the shareholders.

Arbutus Biopharma Corporation hereby appoint: Mark J. Murray, Ph.D., President and Chief Executive Officer, and Compliance Officer, OR revoke any proxy previously given with respect to the Meeting. If no voting instructions are Print the name of the person you are appointing if this person is someone other than the individuals listed above variations proposed or any new business properly submitted before the Meeting, I/We accordance with the below direction (or if no directions have been given, as the proxy Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. All \\PH - 755385/000001 - 410768 v2 Under Canadian Securities Law, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the applicable boxes below. You may also go to our website https://ca.astfinancial.com/financialstatements and input code 7495A. 0 I would like to receive quarterly financial statements Appointment of Proxyholder 0 I would like to receive annual financial statements I/We, being holder(s) of common shares of Arbutus Biopharma Corporation (“Arbutus”),0 I would like to receive future mailings by email at Elizabeth Howard, Ph.D., J.D., Executive Vice President, General Counsel and Chief I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby indicated above, this Proxy will be voted FOR a matter by Management’s appointees or, if as proxy of the undersigned, to attend, act and vote on behalf of the undersigned inyou appoint another proxyholder, as that other proxyholder sees fit. On any amendments or holder sees fit) on all the following matters and any other matter that may properly comeauthorize you to vote as you see fit. before the Annual General Meeting of Shareholders of Arbutus to be held at 2:00 pm (Pacific Daylight Time) on May 22, 2019, at 100-8900 Glenlyon Parkway, Burnaby, British Columbia, Canada (the “Meeting”), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if theSignature(s)Date undersigned were personally present, with full power of substitution. proxies must be received by 2:00 pm (Pacific Daylight Time) on May 21, 2019. The Board of Directors of Arbutus recommends voting FOR all nominees and FOR Proposal 2. Please use a dark black pencil or pen. 1. Election of Directors FOR WITHHOLD 1. Frank Torti, M.D. 2. Mark J. Murray, Ph.D. 3. Daniel Burgess 4. Richard C. Henriques 5. Keith Manchester, M.D. 6. Myrtle S. Potter 7. James Meyers FOR WITHHOLD ABSTAIN 2. Approval of the appointment of the independent registered public accounting firm To approve the appointment of Ernst & Young LLP as Arbutus’ independent registered public accounting firm for the fiscal year ending December 31, 2019.

“Meeting”) voice instructions attorney of the corporation must sign this proxy, and if the corporation has a are registered in the name of a deceased or other holder, the proxy must be holder must be attached to this proxy. holder; in which case you may receive more than one Proxy Statement/Circular Beneficial holders may be forwarded either a form of proxy already signed by of securities they beneficially own. Beneficial holders should follow represented by proxy at the Meeting may, in the absence of the other or others, represented by proxy, they must vote together the number of securities Meeting: The Notice and Proxy Statement/Circular and Annual Report regarding completion and use of this proxy and other information pertaining to This proxy is solicited by and on behalf of the Board of Directors of 21, 2019. \\PH - 755385/000001 - 410768 v2 How to Vote Proxy Form – Annual General Meeting of Shareholders of Arbutus Biopharma Corporation to be held on May 22, 2019 (the Notes to Proxy 1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or corporate seal, its corporate seal should be affixed. 2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other 3. Some holders may own securities as both a registered and a beneficial and will need to vote separately as a registered and beneficial holder. the intermediary or a voting instruction form to allow them to direct the voting instructions for voting conveyed to them by their intermediaries. 4. If a security is held by two or more individuals, any one of them present or vote at the Meeting. However, if one or more of them are present or indicated on the proxy. 5. Important Notice Regarding the Availability of Proxy Materials for the are available at https://astvotemyproxy.com. All holders should refer to the Proxy Statement Circular for further information the Meeting. All proxies must be received by 2:00 pm (Pacific Daylight Time) on May Arbutus. INTERNET TELEPHONE •Go to Use any touch-tone phone, call https://astvotemyproxy.com toll free in Canada and United •Cast your vote online States •View Meeting documents 1-888-489-5760 and follow the To vote using your smartphone, please scan this QR Code To vote by telephone or Internet you will need your control number. If you vote by Internet or telephone, do not return this proxy. MAIL, FAX or EMAIL •Complete and return your signed proxy in the envelope provided or send to: AST Trust Company (Canada) P.O. Box 721 Agincourt, ON M1S 0A1 or AST Trust Company (Canada) 1600-1066 West Hastings St. Vancouver, BC, V6E 3X1 •You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com. An undated proxy is deemed to be dated on the day it was received by AST Trust Company (Canada). If you wish to receive investor documents electronically in future, please visit https://ca.astfinancial.com/edelivery to enroll.